UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number  811-23057

Guggenheim Energy & Income Fund
(Exact name of registrant as specified in charter)

227 West Monroe Street, Chicago, IL 60606
(Address of principal executive offices) (Zip code)

Amy J. Lee
227 West Monroe Street, Chicago, IL 60606
(Name and address of agent for service)
Registrant's telephone number, including area code: (312) 827-0100

Date of fiscal year end:  September 30

Date of reporting period:  August 13, 2015 – September 30, 2015

Item 1.  Reports to Stockholders.

The registrant's annual report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940, as amended (the “Investment Company Act”), is as follows:

GUGGENHEIMINVESTMENTS.COM/XGEIX

...YOUR WINDOW TO THE LATEST, MOST UP-TO-DATE INFORMATION ABOUT GUGGENHEIM ENERGY & INCOME FUND

The shareholder report you are reading right now is just the beginning of the story.

Online at guggenheiminvestments.com/xgeix, you will find:

•	Daily, weekly and monthly data on NAV, distributions and more

•	Portfolio overviews and performance analyses

•	Announcements, press releases and special notices and tax characteristics

Guggenheim Partners Investment Management, LLC and Guggenheim Funds Investment Advisors, LLC are continually updating and expanding shareholder information services on the Fund’s website in an ongoing effort to provide you with the most current information about how your Fund’s assets are managed and the results of our efforts. It is just one more way we are working to keep you better informed about your investment in the Fund.

September 30, 2015

DEAR SHAREHOLDER

We thank you for your investment in the Guggenheim Energy & Income Fund (the “Fund”). This report covers the Fund’s performance for the initial fiscal period from the Fund’s inception on August 13, 2015, through September 30, 2015. The offering of the Fund was completed as of the inception date.

The Fund’s investment objective is to provide high income. As a secondary investment objective, the Fund seeks capital appreciation. There can be no assurance the Fund will achieve its investment objectives.

Under normal market conditions, the Fund invests at least 80% of its managed assets (net assets plus financial leverage) in securities of energy companies and income-producing securities of other issuers. The Fund intends to focus its energy company investments in debt securities, including bonds, debentures, notes, loans and loan participations, mezzanine and preferred securities, convertible securities, and structured products.

As a non-listed Fund, the Fund does not have a market price or market price return. For the initial fiscal period ended September 30, 2015, the Fund provided a total return based on net asset value (NAV) of -3.77. The return cited reflects fees and expenses of the Fund. As of September 30, 2015, the Fund’s NAV was $962.31 per share, compared with NAV of $1,000.00 at inception, August 13, 2015.

Guggenheim Funds Investment Advisors, LLC (the “Adviser”) serves as the investment adviser to the Fund. Guggenheim Partners Investment Management, LLC (“GPIM” or the “Sub-Adviser”) serves as the Fund’s investment sub-adviser and is responsible for the management of the Fund’s portfolio of investments. Each of the Adviser and the Sub-Adviser is an affiliate of Guggenheim Partners, LLC (“Guggenheim”), a global diversified financial services firm. Guggenheim Funds Distributors, LLC, is an affiliate of Guggenheim.

To learn more about the Fund, we encourage you to read the Questions & Answers section of this report, which begins on page 5. You’ll find information on GPIM’s investment philosophy, views on the economy and market environment, and information about the Fund’s performance.

GEI l GUGGENHEIM ENERGY & INCOME FUND ANNUAL REPORT l 3

September 30, 2015

We appreciate your investment and look forward to serving your investment needs in the future. For the most up-to-date information on your investment, please visit the Fund’s website at guggenheiminvestments.com/xgeix.

Sincerely,

Donald C. Cacciapaglia
President and Chief Executive Officer
Guggenheim Energy & Income Fund
October 31, 2015

4 l GEI l GUGGENHEIM ENERGY & INCOME FUND ANNUAL REPORT

QUESTIONS & ANSWERS	September 30, 2015

Guggenheim Energy & Income Fund (the “Fund”) is managed by a team of seasoned professionals at Guggenheim Partners Investment Management, LLC (“GPIM”). This team includes Thomas Hauser, Managing Director and Portfolio Manager; James W. Michal, Managing Director and Portfolio Manager; Adam Bloch, Vice President and Portfolio Manager; and Richard de Wet, Vice President and Portfolio Manager. In the following interview, the investment team discusses the market environment and the Fund’s performance for the abbreviated annual fiscal period ended September 30, 2015.

What is the Fund’s investment objective and how is it pursued?

The Fund’s investment objective is to provide high income. As a secondary investment objective, the Fund seeks capital appreciation. There can be no assurance the Fund will achieve its investment objectives.

Under normal market conditions, the Fund invests at least 80% of its managed assets (net assets plus financial leverage) in securities of energy companies and income-producing securities of other issuers. Energy companies include those that have at least 50% of their assets, income, sales, or profits committed to, or derived from:

•
production, exploration, development, mining, extraction, transportation (including marine transportation), refining, processing, storage, distribution, management, marketing, and/or trading of oil, natural gas, natural gas liquids, refined petroleum products, coal, biofuels, or other natural resources used to produce energy, or ethanol;

•
generation, transmission, distribution, marketing, sale, and/or trading of all forms of electrical power (including through clean and renewable resources, such as solar energy, wind energy, geothermal energy, or hydropower) or gas;

•	manufacturing, marketing, management, sale, and/or trading of equipment, products or other supplies predominantly used by entities engaged in such businesses; and

•	provision of services to entities engaged in such businesses.

Under normal market conditions, the Fund invests at least 70% of its managed assets in securities of energy companies. The Fund intends to focus its energy company investments in debt securities, including bonds, debentures, notes, loans and loan participations, mezzanine and preferred securities, convertible securities, and structured products. Other income-producing securities in which the Fund may invest include corporate bonds, debentures, notes, loans and loan participations, mezzanine and preferred securities, convertible securities, asset-backed securities, commercial paper, U.S. government securities, sovereign government and supranational debt securities, structured products, and dividend-paying common equity securities.

The Fund may invest in debt securities of any credit quality, and may invest without limitation in securities of below-investment-grade quality (also known as high yield securities or junk bonds). Securities of below-investment-grade quality are considered predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal when due. Securities of below-investment-grade quality involve special risks as compared to investment-grade-quality securities.

GEI l GUGGENHEIM ENERGY & INCOME FUND ANNUAL REPORT l 5

QUESTIONS & ANSWERS continued	September 30, 2015

The Fund may use financial leverage (borrowing) to finance the purchase of additional securities. Although financial leverage may create an opportunity for increased return for shareholders, it also results in additional risks and can magnify the effect of any losses. There is no assurance that the strategy will be successful. If income and gains earned on securities purchased with the financial leverage proceeds are greater than the cost of the financial leverage, common shareholders’ return will be greater than if financial leverage had not been used. Conversely, if the income or gains from the securities purchased with the proceeds of financial leverage are less than the cost of the financial leverage, common shareholders’ return will be less than if financial leverage had not been used.

Why is there no market price for the Fund?

The Fund is a non-listed closed-end fund. It is designed for long-term investors and an investment in the common shares should be considered illiquid. An investment in the common shares is not suitable for investors who need access to the money they invest. Unlike shares of open-end funds (commonly known as mutual funds), which generally are redeemable on a daily basis, the common shares are not redeemable at an investor’s option, and unlike traditional listed closed-end funds, the common shares are not listed on any securities exchange.

Investors should not expect to be able to sell their common shares, regardless of how the Fund performs. Investors may not have access to the money they invest until a shareholder liquidity event occurs.

What is a shareholder liquidity event?

The Fund intends to complete an event intended to provide liquidity on or before July 28, 2023 (liquidity event date). The Fund’s Board of Trustees may extend the liquidity event date for one year, to July 28, 2024, without a shareholder vote. The liquidity event date can be further extended beyond July 28, 2024, if approved by 75% of the Board of Trustees followed by approval by 75% of the outstanding voting securities of the Fund. A shareholder liquidity event will consist of either termination and liquidation of the Fund, or a tender offer to repurchase 100% of the Fund’s outstanding common shares at a price equal to the then-current NAV.

The Fund’s investment objectives and policies are not designed to seek to return to investors who purchased common shares in the initial offering their initial investment on the liquidity event date or any other date. Such initial investors and any investors who purchase common shares after the completion of the offering may receive less than their original investment through any shareholder liquidity event.

Will the Fund provide any liquidity for shareholders prior to the liquidity event date?

Beginning 18 months after completion of the offering, the Fund intends, but is not obligated, to conduct quarterly tender offers for up to 2.5% of the common shares then outstanding in the sole discretion of the Board of Trustees. In a tender offer, the Fund will offer to repurchase outstanding common shares at the Fund’s NAV or a percentage of the Fund’s NAV per share on the last day of the offer.

6 l GEI l GUGGENHEIM ENERGY & INCOME FUND ANNUAL REPORT

QUESTIONS & ANSWERS continued	September 30, 2015

In any given quarter, the Adviser may or may not recommend to the Board of Trustees that the Fund conduct a tender offer. Accordingly, there may be periods during which no tender offer is made, and it is possible that no tender offers will be conducted during the term of the Fund. If a tender offer is not made, shareholders may not be able to sell their common shares as it is unlikely that a secondary market for the common shares will develop or, if a secondary market does develop, shareholders may be able to sell their common shares only at substantial discounts from NAV.

What were the significant events affecting the economy and market environment at the time the Fund launched?

At the end of the period, the underlying U.S. economy continued to maintain its strong footing. A market correction that began in August persisted through the end of the period; September and October are historically difficult times for the stock market, and by extension, risk assets of any kind, including credit.

Markets had been performing solidly for most of the period. Growth mid-year bounced back from a weather-induced slowdown in the first quarter, with GDP increasing 3.9% for the second quarter. The labor and housing markets continued to strengthen, and the drop in gas prices was acting as a tax cut, which was expected to increase consumer spending power going into the holiday season. Even though labor markets are moving toward full employment, questions remain about the viability of sustained economic expansion in the U.S. In particular, there is debate about the net effect of declining energy prices and a stronger dollar. These are both positive for the U.S. consumer, but low oil prices hurt the U.S. energy industry and a strong dollar is challenging for U.S. manufacturers. In addition, oil prices and the strong dollar exert a downward pressure on inflation, and a risk of deflation is a negative for the economy.

At the same time, currency devaluation, particularly in Japan and the euro zone, is putting pressure on countries to devalue to improve export competitiveness. Those countries slow to devalue, like China, are feeling economic pressure at home, driving down asset prices and increasing deflationary pressures, escalating the risk of financial contagion abroad. China may have to devalue the renminbi further due to continued slowing in the economy. Combined with the tepid expansion in both Europe and Japan, the pressure will be for central banks there to increase easing measures.

The U.S. Federal Reserve (the Fed) is hard pressed to justify a rate increase based on its self-prescribed metrics, which include rising inflation and an improved employment situation with clearly rising wages. At best, policymakers can argue that the prospects for wage growth and inflation are improving, but clear evidence is lacking.

A preemptive rate increase seems risky and opens the Fed to potential criticism given the fragility in financial markets and the prospect that rising U.S. rates could further strengthen the dollar and also potentially exacerbate foreign economic turbulence. While prices and wages remain tame, the risk of another asset bubble is increasing. The longer policy remains highly accommodative, the greater the likelihood that asset classes including commercial real estate, equities, or certain categories of bonds could become overvalued.

GEI l GUGGENHEIM ENERGY & INCOME FUND ANNUAL REPORT l 7

QUESTIONS & ANSWERS continued	September 30, 2015

At period end, the risk of financial contagion remained high, which could result in central banks providing additional liquidity or delaying rate increases. Use of the monetary printing press is a handy tool to prop up asset prices and temporarily spur economic growth, which is the main reason a recession does not appear to be on the horizon for either the G-7 nations or China. It’s also worth noting that there has never been a recession in the post-war period without the Fed first raising interest rates, after which it typically takes several years for a recession to be induced.

The biggest challenge facing the oil market now is continued oversupply around the world, as oil production persists and inventory levels remain high. The oversupply is partly a result of the fight for market share between OPEC and the U.S., where investment in technology to extract oil from shale rock has lifted production over the past few years. When the price of a barrel of oil fell precipitously in 2014, OPEC did not slow production, which only added to the supply glut. Although U.S. production has slipped in 2015, uncertainty over the size of the glut or how long U.S. production may decline has been contributing to greater oil price volatility of late, even though many participants see a ceiling of $60 a barrel through 2016.

Adding to concern in the oil market is global economic weakness, the severity of which—although it keeps downward pressure on commodity prices—is underscored by the recent currency devaluation in China. On the other hand, cheap energy has acted as a tax cut in the U.S., benefiting consumers and the economy particularly with the coming holiday shopping season. Low energy prices have also held down inflation, which the Fed has noted in its debates about when to raise U.S. interest rates.

How did the Fund perform for the initial fiscal period?

For the initial fiscal period ended September 30, 2015, the Fund provided a total return based on net asset value (NAV) of -3.77% The return cited reflects fees and expenses of the Fund. As of September 30, 2015, the Fund’s NAV was $962.31 per share, compared with NAV of $1,000.00 at inception, August 13, 2015.

How did the high yield energy market perform in this environment?

For the initial fiscal period, the Energy sector of the Barclays U.S. Corporate High Yield Index returned -6.73%, as declining oil prices continued to weigh on the sector. The more commodity-price-sensitive exploration and production (E&P) sector was the worst-performing sector in the Index, with a return of -9.03% for the period, while refining was the best performing sector, returning -2.67%. The average yield-to-worst of 12.29% for the Energy sector of the High Yield Index at period end continues to look attractive at a 4.25 percent-point premium to yield-to-worst of the overall High Yield Index.

8 l GEI l GUGGENHEIM ENERGY & INCOME FUND ANNUAL REPORT

QUESTIONS & ANSWERS continued	September 30, 2015

Discuss how proceeds were invested and how the Fund’s investments are now allocated.

GPIM divides the energy sector into five distinct subsectors, which include:

•	Upstream (exploration and production or E&P);

•	Energy Services (provide equipment and services to energy companies);

•	Midstream (pipeline companies);

•	Downstream (refiners); and

•	Power (produce and distribute to end users).

GPIM believes that each of these subsectors exhibits different levels of energy price sensitivity. For example, midstream pipeline companies with fee-based contracts are less likely to be impacted by changing energy prices than upstream E&P firms. Similarly, refiners can potentially benefit from declining oil prices given lower input costs.

Much of the period was used to invest funds received from the offering. As of the end of the initial fiscal period, the Fund was approximately 74% invested, with 25% of net assets invested in E&P companies, 21% in midstream companies, 12% in power generation companies, 2% in providers of oil field services, 2% in coal miners, and 12% in non-energy issuers.

The Fund was invested in a mix of high yield bonds (~62% of net assets), bank loans (~8%), investment grade bonds (~2%), and asset backed securities (~2%). Through September 30, 2015, dollars have been invested at an average yield to worst of 11.05% and average current yield of 8.12%.

How does the Fund conduct its credit research on the energy market?

The Corporate Credit and Energy Team implements an investment process that is consistent with GPIM’s overall approach to analyzing corporate credit. The nine-person team is composed of two energy research team leaders and a seven-member industry and credit research group.

Leveraging broad expertise across the energy sector and extensive industry contacts, the team seeks to source and evaluate a breadth of opportunities across the energy sector, including underfollowed companies and complex capital structures. The industry and credit research group is based in New York and Houston, with the Houston segment focused primarily on direct lending opportunities in the energy market.

The team applies its macroeconomic and credit expertise to the unique characteristics of the energy sector, subsectors, and individual companies. In doing so, the team seeks to identify those high-yielding debt instruments that it believes represent compelling investment opportunities.

Discuss GPIM’s investment philosophy regarding the high-yield energy market.

The oil market collapsed in the second half of 2014 as part of a supply shock brought on by fracking. Based on the unwillingness of global oil producers to reduce production, the current supply shock will take a while to work its way through the system, and oil may trade in the $40-50 range for an extended period.

GEI l GUGGENHEIM ENERGY & INCOME FUND ANNUAL REPORT l 9

QUESTIONS & ANSWERS continued	September 30, 2015

GPIM continues to believe that investors seeking to redeploy capital in undervalued opportunities may find attractive, creditworthy investments in the high-yield energy market. Plenty of upside remains on total return basis, with the average high-yield energy price at 76% of par as of the end of September 2015. Energy high-yield bonds were also offering 12.3% yields on the secondary market at the end of September, well above the Barclays High Yield Index yield of 8.0%.

In addition to considering the unique dynamics of each subsector, it is also important to understand each company’s cash liquidity, commodity exposures, basin exposures and capital spending requirements when evaluating their ability to service their debt.

With volatility returning to the oil market at the end of June, GPIM’s focus remains on companies that have the ability to survive an environment where oil prices are likely to remain volatile and subdued over the next few years.

Can you elaborate on the metrics GPIM considers in assessing credits?

Primary metrics that GPIM reviews in assessing the creditworthiness of energy investments include price exposure, regional exposure, and liquidity runway.

By price exposure, GPIM refers to the E&P’s sector cost of oil production, which, while stable in 2015, could become more volatile in 2016. Oil producers typically hedge their exposure to oil and gas prices through the derivatives market. As of the end of June 2015, 87% (out of a universe of 38 high-yield E&P companies tracked by Barclays) had hedged some portion of oil and gas production. Of those, 64% and 63% of oil and gas production has been hedged, respectively. For the same universe, production hedged drops to 31% and 30% for oil and gas in 2016, respectively. Price exposure in particular will be very important to monitor in 2016 as the majority of 2015 hedges will expire and unhedged companies will be faced with a market-timing conundrum—whether to hedge oil and gas production at current levels or hope that energy prices rebound.

While hedges can mitigate earnings volatility, exposure to different oil plays and even specific regions within the oil plays may protect or hurt an E&P company, which GPIM refers to as regional exposures. For example, “sweet spots” within the oil plays represent a more economically efficient opportunity for oil producers because it is easier and cheaper to produce oil from these regions. The large variability in a play’s productivity means that companies operating in non-core areas are generating lower internal rates of return by expending more resources than would otherwise be required in the sweet spots.

The oil services sector continues to face numerous headwinds as it deals with the second-order effects of lower oil prices. Spreads in oil services high-yield bonds widened even more than those in the E&P space in the second half of 2014, indicating that the market was expecting that E&P companies would immediately cut capital spending plans and drilling activity, contract fewer rights, and eventually demand concessions from oil services providers.

10 l GEI l GUGGENHEIM ENERGY & INCOME FUND ANNUAL REPORT

QUESTIONS & ANSWERS continued	September 30, 2015

To gauge the strength of oil services providers, GPIM assesses the liquidity runway to understand how long a company can meet interest payments and stay solvent against heightened price pressure and competition. The majority of subsectors within energy have the majority of their line-of-credit available to be drawn. With new money continuing to flow to the energy sector, borrowers have been able to raise additional capital needed to withstand the low-oil-price environment. Continued access to capital is crucial in a capital intensive industry, but recent trends confirm capital continues to flow to energy, limiting default risk in the near-term.

What is the Fund’s leverage strategy?

The Fund may use financial leverage (borrowing) to finance the purchase of additional securities. As of September 30, 2015, the Fund did not employ any financial leverage.

The purpose of leverage (borrowing) is to fund the purchase of additional securities that provide increased income and potentially greater appreciation to common shareholders than could be achieved from an unlevered portfolio. Leverage results in greater NAV volatility and entails more downside risk than an unleveraged portfolio.

The Fund expects to employ leverage primarily through indebtedness and engaging in reverse repurchase agreements. The Fund is permitted to issue preferred shares but has no current intention to do so.

There is no guarantee that the Fund’s leverage strategy will be successful. The Fund’s use of leverage may cause the Fund’s NAV of common shares to be more volatile and can magnify the effect of any losses.

GEI l GUGGENHEIM ENERGY & INCOME FUND ANNUAL REPORT l 11

QUESTIONS & ANSWERS continued	September 30, 2015

Index Definitions

Indices are unmanaged and reflect no expenses. It is not possible to invest directly in an index.

Barclays U.S. Corporate High Yield Index measures the market of USD-denominated, non-investment grade, fixed-rate, taxable corporate bonds. Securities are classified as high yield if the middle rating of Moody’s, Fitch, and S&P is Ba1/BB+/BB+ or below.

Risks and Other Considerations

The views expressed in this report reflect those of the portfolio managers only through the report period as stated on the cover. These views are subject to change at any time, based on market and other conditions and should not be construed as a recommendation of any kind. The material may also include forward looking statements that involve risk and uncertainty, and there is no guarantee that any predictions will come to pass.

There can be no assurance that the Fund will achieve its investment objectives. The value of the Fund will fluctuate with the value of the underlying securities. Historically, closed-end funds often trade at a discount to their net asset value. Risk is inherent in all investing, including the loss of your entire principal. Therefore, before investing you should consider the risks carefully. Please see guggenheiminvestments.com/xgeix for a more detailed discussion of the Fund’s risks and considerations.

12 l GEI l GUGGENHEIM ENERGY & INCOME FUND ANNUAL REPORT

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	September 30, 2015

Fund Statistics
Net Asset Value	$962.31
Net Assets ($000)	$76,140

TOTAL RETURN
FOR THE PERIOD ENDED SEPTEMBER 30, 2015
Since
Inception
(08/13/15)
Guggenheim Energy & Income Fund
NAV	-3.77%

Performance data quoted represents past performance, which is no guarantee of future results and current performance may be lower or higher than the figures shown. NAV performance data reflects fees and expenses of the Fund. The deduction of taxes that a shareholder would pay on Fund distributions or the sale of Fund shares is not reflected in the total returns. For the most recent month-end performance figures, please visit guggenheiminvestments.com/xgeix. The investment return and principal value of an investment will fluctuate with changes in market conditions and other factors so that an investor’s shares, when sold, may be worth more or less than their original cost.

Portfolio Breakdown	% of Net Assets
Investments:
Money Market Fund	39.6%
Corporate Bonds	63.6%
Senior Floating Rate Interests	7.8%
Asset Backed Securities	1.7%
Total Investments	112.7%
Other Assets & Liabilities, net	-12.7%
Net Assets	100.0%

GEI l GUGGENHEIM ENERGY & INCOME FUND ANNUAL REPORT l 13

PERFORMANCE REPORT AND FUND PROFILE (Unaudited) continued	September 30, 2015

Ten Largest Holdings	% of Total Net Assets
LBC Tank Terminals Holding Netherlands B.V., 6.88%, 05/15/23	2.3%
Ferrellgas Partners, LP, 8.63%, 06/15/20	2.2%
NRG Energy, Inc., 8.25%, 09/01/20	2.0%
AmeriGas Finance LLC / AmeriGas Finance Corp., 7.00%, 05/20/22	2.0%
Cactus Wellhead, 7.00%, 07/31/20	2.0%
Gulfstream Natural Gas System LLC, 4.60%, 09/15/25	2.0%
ContourGlobal Power Holdings S.A., 7.13%, 06/01/19	2.0%
Approach Resources, Inc., 7.00%, 06/15/21	2.0%
Gibson Energy, Inc., 6.75%, 07/15/21	1.9%
Exterran Holdings, Inc., 7.25%, 12/01/18	1.9%
Top Ten Total	20.3%
“Ten Largest Holdings” exclude any temporary cash investments.

Portfolio breakdown and holdings are subject to change daily. For more information, please visit guggenheiminvestments.com/xgeix. The above summaries are provided for informational purposes only and should not be viewed as recommendations. Past performance does not guarantee future results.

Portfolio Composition by Quality Rating*
Rating	% of Total Investments
Fixed Income Instruments
A	0.6%
BBB	5.0%
BB	29.8%
B	22.6%
CCC	4.6%
NR**	2.3%
Other Instruments
Money Market Fund	35.1%
Total Investments	100.0%
*  Source: BlackRock Solutions. Credit quality ratings are measured on a scale that generally ranges from AAA (highest) to D (lowest). All securities except for those labeled “NR” have been rated by Moody’s, Standard & Poor’s (“S&P”), or Fitch, which are all a Nationally Recognized Statistical Rating Organization (“NRSRO”). For purposes of this presentation, when ratings are available from more than one agency, the highest rating is used. Guggenheim Investments has converted Moody’s and Fitch ratings to the equivalent S&P rating. Security ratings are determined at the time of purchase and may change thereafter.

** NR securities do not necessarily indicate low credit quality.

14 l GEI l GUGGENHEIM ENERGY & INCOME FUND ANNUAL REPORT

PORTFOLIO OF INVESTMENTS	September 30, 2015

	Shares	Value
MONEY MARKET FUND† – 39.6%
Dreyfus Treasury Prime Cash Management Institutional Shares 0.00%3
(Cost $30,122,413)	30,122,413	$30,122,413

	Face
	Amount~	Value
CORPORATE BONDS†† – 63.6%
Energy – 38.8%
Gulfstream Natural Gas System LLC
4.60% due 09/15/251	$1,500,000	1,509,567
ContourGlobal Power Holdings S.A.
7.13% due 06/01/191	1,500,000	1,503,900
Approach Resources, Inc.
7.00% due 06/15/21	2,500,000	1,499,999
Gibson Energy, Inc.
6.75% due 07/15/211	1,550,000	1,489,938
Exterran Holdings, Inc.
7.25% due 12/01/18	1,500,000	1,470,000
Summit Midstream Holdings LLC / Summit Midstream Finance Corp.
7.50% due 07/01/21	1,500,000	1,440,000
Unit Corp.
6.63% due 05/15/21	1,750,000	1,434,999
Newfield Exploration Co.
5.38% due 01/01/26	1,550,000	1,418,250
Carrizo Oil & Gas, Inc.
7.50% due 09/15/20	1,500,000	1,402,500
SM Energy Co.
6.50% due 01/01/23	1,500,000	1,395,000
Comstock Resources, Inc.
10.00% due 03/15/201	2,000,000	1,390,000
Antero Resources Corp.
6.00% due 12/01/20	1,500,000	1,387,500
QEP Resources, Inc.
6.88% due 03/01/21	1,500,000	1,380,000
Ultra Petroleum Corp.
5.75% due 12/15/181	1,900,000	1,368,000
Sabine Pass Liquefaction LLC
5.63% due 02/01/21	750,000	695,625
5.63% due 04/15/23	750,000	665,625
CONSOL Energy, Inc.
8.00% due 04/01/231	1,900,000	1,357,360
Crestwood Midstream Partners Limited Partnership /
Crestwood Midstream Finance Corp.
6.25% due 04/01/231	800,000	680,000
6.13% due 03/01/22	750,000	649,275

See notes to financial statements.

GEI l GUGGENHEIM ENERGY & INCOME FUND ANNUAL REPORT l 15

PORTFOLIO OF INVESTMENTS continued	September 30, 2015

	Face
	Amount~	Value
CORPORATE BONDS†† – 63.6% (continued)
Energy – 38.8% (continued)
EP Energy LLC / Everest Acquisition Finance, Inc.
9.38% due 05/01/20	$1,500,000	$1,290,000
BreitBurn Energy Partners Limited Partnership / BreitBurn Finance Corp.
7.88% due 04/15/22	3,500,000	1,251,250
SandRidge Energy, Inc.
8.75% due 06/01/201	1,750,000	1,060,938
Linn Energy LLC / Linn Energy Finance Corp.
6.25% due 11/01/19	3,750,000	956,250
TerraForm Power Operating LLC
6.13% due 06/15/251	1,000,000	865,000
Total Energy		29,560,976
Utilities – 7.9%
LBC Tank Terminals Holding Netherlands B.V.
6.88% due 05/15/231	1,680,000	1,743,000
NRG Energy, Inc.
8.25% due 09/01/20	1,500,000	1,540,500
Terraform Global Operating LLC
9.75% due 08/15/221	1,750,000	1,404,375
AES Corp.
5.50% due 04/15/25	1,000,000	875,000
7.38% due 07/01/21	250,000	259,375
4.88% due 05/15/23	250,000	219,375
Total Utilities		6,041,625
Consumer, Cyclical – 5.6%
Ferrellgas Partners, LP
8.63% due 06/15/20	1,665,000	1,665,000
AmeriGas Finance LLC / AmeriGas Finance Corp.
7.00% due 05/20/22	1,500,000	1,537,500
Suburban Propane Partners Limited Partnership / Suburban Energy Finance Corp.
7.38% due 08/01/21	750,000	781,875
NPC International Inc. / NPC Operating Company A Inc. / NPC Operating Co B Inc.
10.50% due 01/15/20	250,000	260,000
Total Consumer, Cyclical		4,244,375
Industrial – 4.2%
Dynagas LNG Partners Limited Partnership / Dynagas Finance, Inc.
6.25% due 10/30/19	1,750,000	1,452,500
Interoute Finco plc
7.38% due 10/15/20	500,000 EUR	551,847
Amsted Industries, Inc.
5.00% due 03/15/221	500,000	492,500

See notes to financial statements.

16 l GEI l GUGGENHEIM ENERGY & INCOME FUND ANNUAL REPORT

PORTFOLIO OF INVESTMENTS continued	September 30, 2015

	Face
	Amount~	Value
CORPORATE BONDS†† – 63.6% (continued)
Industrial – 4.2% (continued)
Building Materials Corporation of America
6.00% due 10/15/251	$400,000	$404,000
LMI Aerospace, Inc.
7.38% due 07/15/19	300,000	289,500
Total Industrial		3,190,347
Communications – 2.4%
Sprint Communications, Inc.
7.00% due 03/01/201	750,000	750,000
TIBCO Software, Inc.
11.38% due 12/01/211	750,000	748,125
Neptune Finco Corp.
6.63% due 10/15/251	350,000	351,750
Total Communications		1,849,875
Basic Materials – 1.8%
TPC Group, Inc.
8.75% due 12/15/201	1,600,000	1,368,000
Consumer, Non-cyclical – 1.7%
Bumble Bee Holdings, Inc.
9.00% due 12/15/171	950,000	969,000
Midas Intermediate Holdco II LLC / Midas Intermediate Holdco II Finance, Inc.
7.88% due 10/01/221	250,000	243,750
Tempur Sealy International, Inc.
5.63% due 10/15/231	70,000	70,263
Total Consumer, Non-cyclical		1,283,013
Financial – 1.2%
National Financial Partners Corp.
9.00% due 07/15/211	600,000	579,000
NewStar Financial, Inc.
7.25% due 05/01/201	200,000	199,000
Iron Mountain, Inc.
6.00% due 10/01/201	100,000	100,970
Total Financial		878,970
Total Corporate Bonds
(Cost $51,267,434)		48,417,181

See notes to financial statements.

GEI l GUGGENHEIM ENERGY & INCOME FUND ANNUAL REPORT l 17

PORTFOLIO OF INVESTMENTS continued	September 30, 2015

	Face
	Amount~	Value
SENIOR FLOATING RATE INTERESTS††,2 – 7.8%
Utilities – 3.3%
Texas Competitive Electric Holdings Company LLC
3.75% due 05/05/16	$1,350,000	$1,348,650
Stonewall (Green Energy)
6.50% due 11/12/21	1,200,000	1,179,000
Total Utilities		2,527,650
Energy – 2.0%
Cactus Wellhead
7.00% due 07/31/20	2,032,237	1,524,178
Basic Materials – 1.8%
Arch Coal, Inc.
6.25% due 05/16/18	2,493,572	1,402,634
Communications – 0.7%
Cengage Learning Acquisitions, Inc.
7.00% due 03/31/20	500,000	495,375
Total Senior Floating Rate Interests
(Cost $6,034,483)		5,949,837
ASSET BACKED SECURITIES†† – 1.7%
Collateralized Loan Obligation – 1.7%
TCW Global Project Fund II Ltd.
2004-1A, 2.27% due 06/24/161,2	992,696	824,930
Silver Spring CLO Ltd.
3.32% due 10/15/262	500,000	473,906
Total Collateralized Loan Obligation		1,298,836
Total Asset Backed Securities
(Cost $1,329,780)		1,298,836
Total Investments – 112.7%
(Cost $88,754,110)		$85,788,267
Other Assets & Liabilities, net – (12.7)%		(9,648,370)
Total Net Assets – 100.0%		$76,139,897

See notes to financial statements.

18 l GEI l GUGGENHEIM ENERGY & INCOME FUND ANNUAL REPORT

PORTFOLIO OF INVESTMENTS continued	September 30, 2015

~	The face amount is denominated in U.S. Dollars, unless otherwise noted.
†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
1
Security is a 144A or Section 4(a)(2) security. The total market value of 144A or Section 4(a)(2) securities is $21,473,366 (cost $22,520,575), or 28.2% of total net assets. These securities have been determined to be liquid under guidelines established by the Board of Trustees.

2	Variable rate security. Rate indicated is rate effective at September 30, 2015.
3	Rate indicated is the 7-day yield as of September 30, 2015.

B.V.	Limited Liability Company
CLO	Collateralized Loan Obligation
EUR	Euro
LLC	Limited Liability Company
LP	Limited Partnership
plc	Public Limited Company
S.A.	Corporation

See sector classification in Supplemental Information section.

See notes to financial statements.

GEI l GUGGENHEIM ENERGY & INCOME FUND ANNUAL REPORT l 19

STATEMENT OF ASSETS AND LIABILITIES	September 30, 2015

ASSETS:
Investments, at value (cost $88,754,110)	$85,788,267
Cash	515,407
Receivables:
Interest	1,155,181
Investments sold	46,828
Total assets	87,505,683
LIABILITIES:
Payable for:
Investments purchased	11,066,566
Offering costs	158,044
Investment advisory fees	80,448
Fund accounting fees	6,046
Administration fees	1,770
Unfunded loan commitment, at value (Note 7)	–
Accrued expenses and other liabilities	52,912
Total liabilities	11,365,786
NET ASSETS	$76,139,897
NET ASSETS CONSIST OF:
Common stock, $0.01 par value per share; unlimited number of shares
authorized, 79,122 shares issued and outstanding	$791
Additional paid-in capital	78,963,165
Undistributed net investment income	119,483
Accumulated net realized gain on investments	20,798
Net unrealized depreciation on investments	(2,964,340)
NET ASSETS	$76,139,897
Net asset value	$962.31

See notes to financial statements.

20 l GEI l GUGGENHEIM ENERGY & INCOME FUND ANNUAL REPORT

STATEMENT OF OPERATIONS	September 30, 2015
For the Period August 13, 2015a through September 30, 2015

INVESTMENT INCOME:
Interest	$316,412
Total investment income	316,412
EXPENSES:
Investment advisory fees	118,291
Professional fees	45,012
Fund accounting fees	7,963
Trustee's fees and expenses*	7,128
Transfer agent fees	6,080
Printing fees	5,632
Administration fees	2,602
Registration and filings	2,860
Custodian fees	1,073
Miscellaneous	288
Total expenses	196,929
Net investment income	119,483
NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain on:
Investments	20,798
Net change in unrealized appreciation (depreciation) on:
Investments	(2,965,843)
Foreign currency translations	1,503
Net change in unrealized appreciation (depreciation)	(2,964,340)
Net realized and unrealized loss	(2,943,542)
Net decrease in net assets resulting from operations	$(2,824,059)

a	Commencement of operations

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

See notes to financial statements.

GEI l GUGGENHEIM ENERGY & INCOME FUND ANNUAL REPORT l 21

STATEMENTS OF CHANGES IN NET ASSETS	September 30, 2015

Period from
August 13, 2015a
to
September 30, 2015
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income	$119,483
Net realized gain on investments	20,798
Net change in unrealized appreciation (depreciation) on investments	(2,964,340)
Net decrease in net assets resulting from operations	(2,824,059)
SHAREHOLDER TRANSACTIONS:
Net proceeds from the issuance of common shares	79,122,000
Common share offering costs charged to paid-in capital	(158,044)
Net increase in net assets resulting from share transactions	78,963,956
Net increase in net assets	76,139,897
NET ASSETS:
Beginning of period	–
End of period	$76,139,897
Undistributed net investment income at end of period	$119,483

a	Commencement of operations

See notes to financial statements.

22 l GEI l GUGGENHEIM ENERGY & INCOME FUND ANNUAL REPORT

FINANCIAL HIGHLIGHTS	September 30, 2015

Period Ended
September 30,
2015(a)
Per Share Data:
Net asset value, beginning of period	$1,000.00
Income from investment operations:
Net investment income(b)	1.51
Net gain (loss) on investments (realized and unrealized)	(37.20)
Total from investment operations	(35.69)
Common shares’ offering expenses charged to paid-in capital	(2.00)
Net asset value, end of period	$962.31
Total Return(c)
Net asset value	-3.77%
Ratios/Supplemental Data:
Net assets, end of period (in thousands)	$76,140
Ratio to average net assets of:
Net investment income	1.26%
Total expenses	1.69%
Net expenses	1.69%
Portfolio turnover rate	65%

(a)	Since commencement of operations: August 13, 2015. Percentage amounts for the period, except total return and portfolio turnover rate, have been annualized.

(b)	Based on average shares outstanding.

(c)
Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distribution at net asset value during the period, if any. Total investment return does not reflect brokerage commissions.

See notes to financial statements.

GEI l GUGGENHEIM ENERGY & INCOME FUND ANNUAL REPORT l 23

NOTES TO FINANCIAL STATEMENTS	September 30, 2015

Note 1 – Organization:

Guggenheim Energy & Income Fund (the “Fund”) was organized as a Delaware statutory trust on April 28, 2015, and commenced investment operations on August 13, 2015. The Fund is registered as a non-diversified, non-traded, closed-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”).

The Fund’s primary investment objective is to provide high income. As a secondary investment objective, the Fund will seek capital appreciation.

Note 2 – Accounting Policies:

The Fund operates as an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 Financial Services – Investment Companies.

The following significant accounting policies are in conformity with U.S. generally accepted accounting principles (“GAAP”) and are consistently followed by the Fund. This requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from these estimates. All time references are based on Eastern Time.

(a) Valuation of Investments

The Board of Trustees of the Fund (the “Board”) has adopted policies and procedures for the valuation of the Fund’s investments (the “Valuation Procedures”). Pursuant to the Valuation Procedures, the Board has delegated to a valuation committee, consisting of representatives from Guggenheim’s investment management, fund administration, legal and compliance departments (the “Valuation Committee”), the day-to-day responsibility for implementing the Valuation Procedures, including, under most circumstances, the responsibility for determining the fair value of the Fund’s securities or other assets.

Valuations of the Fund’s securities are supplied primarily by pricing services appointed pursuant to the processes set forth in the Valuation Procedures. The Valuation Committee convenes monthly, or more frequently as needed and will review the valuation of all assets which have been fair valued for reasonableness. The Fund’s officers, through the Valuation Committee and consistent with the monitoring and review responsibilities set forth in the Valuation Procedures, regularly review procedures used by, and valuations provided by, the pricing services.

If the pricing service cannot or does not provide a valuation for a particular investment or such valuation is deemed unreliable, such investment is fair valued by the Valuation Committee.

Equity securities listed on an exchange (New York Stock Exchange (“NYSE”) or American Stock Exchange) are valued at the last quoted sales price as of the close of business on the NYSE, usually 4:00 p.m. on the valuation date. Equity securities listed on the NASDAQ market system are valued at the NASDAQ Official Closing Price on the valuation date, which may not necessarily represent the last sale price. If there has been no sale on such exchange or NASDAQ on such day, the security is valued at the mean of the most recent bid and ask prices on such day.

24 l GEI l GUGGENHEIM ENERGY & INCOME FUND ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS continued	September 30, 2015

Open-end investment companies (“Mutual Funds”) are valued at their NAV as of the close of business on the valuation date.

Debt securities with a maturity of greater than 60 days at acquisition are valued at prices that reflect broker/dealer supplied valuations or are obtained from independent pricing services, which may consider the trade activity, treasury spreads, yields or price of bonds of comparable quality, coupon, maturity, and type, as well as prices quoted by dealers who make markets in such securities. Short-term debt securities with a maturity of 60 days or less at acquisition and repurchase agreements are valued at amortized cost, provided such amount approximates market value.

Typically loans are valued using information provided by an independent third party pricing service which uses broker quotes in a non-active market.

Generally, trading in foreign securities markets is substantially completed each day at various times prior to the close of the NYSE. The values of foreign securities are determined as of the close of such foreign markets or the close of the NYSE, if earlier. All investments quoted in foreign currency are valued in U.S. dollars on the basis of the foreign currency exchange rates prevailing at the close of U.S. business at 4:00 p.m. Investments in foreign securities may involve risks not present in domestic investments. The Valuation Committee will determine the current value of such foreign securities by taking into consideration certain factors which may include those discussed above, as well as the following factors, among others: the value of the securities traded on other foreign markets, ADR trading, closed-end fund trading, foreign currency exchange activity, and the trading prices of financial products that are tied to foreign securities such as World Equity Benchmark Securities. In addition, under the Valuation Procedures, the Valuation Committee and Guggenheim Funds Investment Advisors, LLC (“GFIA or the “Adviser”) are authorized to use prices and other information supplied by a third party pricing vendor in valuing foreign securities.

Investments for which market quotations are not readily available are fair valued as determined in good faith by the Adviser, subject to review by the Valuation Committee, pursuant to methods established or ratified by the Board. Valuations in accordance with these methods are intended to reflect each security’s (or asset’s) “fair value.” Each such determination is based on a consideration of all relevant factors, which are likely to vary from one pricing context to another. Examples of such factors may include, but are not limited to: (i) the type of security, (ii) the initial cost of the security, (iii) the existence of any contractual restrictions on the security’s disposition, (iv) the price and extent of public trading in similar securities of the issuer or of comparable companies, (v) quotations or evaluated prices from broker-dealers and/or pricing services, (vi) information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange traded securities), (vii) an analysis of the company’s financial statements, and (viii) an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold (e.g. the existence of pending merger activity, public offerings or tender offers that might affect the value of the security).

(b) Investment Transactions and Investment Income

Investment transactions are accounted for on the trade date. Realized gains and losses on investments are determined on the identified cost basis. Interest income is recorded on an accrual basis. Discounts or premiums on debt securities purchased are accreted or amortized to interest income over the lives of the respective securities using the effective interest method. Interest income

GEI l GUGGENHEIM ENERGY & INCOME FUND ANNUAL REPORT l 25

NOTES TO FINANCIAL STATEMENTS continued	September 30, 2015

also includes paydown gains and losses on mortgage-backed and asset-backed securities and senior and subordinated loans. Amendment fees are earned as compensation for evaluating and accepting changes to the original loan agreement and are recognized as interest income when received.

(c) Currency Translation

The accounting records of the Fund are maintained in U.S. dollars. All assets and liabilities initially expressed in foreign currencies are converted into U.S. dollars at prevailing exchange rates. Purchases and sales of investment securities, dividend and interest income, and certain expenses are translated at the rates of exchange prevailing on the respective dates of such transactions. Changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Funds. Foreign investments may also subject the Funds to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which could affect the market and/or credit risk of the investments.

The Funds do not isolate that portion of the results of operations resulting from changes in the foreign exchange rates on investments from the fluctuations arising from changes in the market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Reported net realized foreign exchange gains and losses arise from sales of foreign currencies and currency gains or losses realized between the trade and settlement dates on investment transactions. Net unrealized exchange gains and losses arise from changes in the fair values of assets and liabilities other than investments in securities at the fiscal period end, resulting from changes in exchange rates.

(d) Distributions to Shareholders

The Fund intends to pay substantially all of its net investment income, if any, to Common Shareholders through quarterly distributions. These distributions will consist of investment company taxable income, which generally includes qualified dividend income, ordinary income and short-term capital gains. Any net realized long-term capital gains are distributed annually to Common Shareholders. To the extent distributions exceed taxable income, the excess will be deemed a return of capital.

Distributions to shareholders are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.

(e) Senior Loans

Senior loans in which the Fund invests generally pay interest rates which are periodically adjusted by reference to a base short-term, floating rate plus a premium. These base lending rates are generally (i) the lending rate offered by one or more major European banks, such as the one-month or three-month London Inter-Bank Offered Rate (LIBOR), (ii) the prime rate offered by one or more major United States banks, or (iii) the bank’s certificate of deposit rate. Senior floating rate interests often require prepayments from excess cash flows or permit the borrower to repay at its election. The rate at which the borrower repays cannot be predicted with accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturities shown. The interest rate indicated is the rate in effect at September 30, 2015.

26 l GEI l GUGGENHEIM ENERGY & INCOME FUND ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS continued	September 30, 2015

(f) When Issued

The Fund may purchase and sell interests in securities on a when-issued and delayed delivery basis, with payment and delivery scheduled for a future date. No income accrues to the Fund on such interests or securities in connection with such transactions prior to the date the Fund actually take delivery of such interests or securities. These transactions are subject to market fluctuations and are subject to the risk that the value at delivery may be more or less than the trade date purchase price. Although the Fund will generally purchase these securities with the intention of acquiring such securities, they may sell such securities before the settlement date.

(g) Indemnifications

Under the Fund’s organizational documents, its Trustees and Officers are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, throughout the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund and/or its affiliates that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

Note 3 – Investment Advisory Agreement, Sub-Advisory Agreement and Other Agreements:

Pursuant to an Investment Advisory Agreement (the “Agreement”) between the Fund and the Adviser, the Adviser furnishes offices, necessary facilities and equipment, provides administrative services, oversees the activities of Guggenheim Partners Investment Management, LLC (“GPIM” or the “Sub-Adviser”), provides personnel including certain officers required for the Fund’s administrative management and compensates the officers or trustees of the Fund who are affiliates of the Adviser. As compensation for these services, the Fund pays the Adviser a fee, payable monthly, in an amount equal to 1.25% of the Fund’s average daily managed assets.

Pursuant to a Sub-Advisory Agreement (the “Sub-Advisory Agreement”) among the Fund, the Adviser and the Sub-Adviser, GPIM provides a continuous investment program for the Fund’s portfolio; provides investment research, makes and executes recommendations for the purchase and sale of securities; and provides certain facilities and personnel, including certain officers required for its administrative management and pays the compensation of all officers and trustees of the Fund who are GPIM’s affiliates. As compensation for its services, the Adviser pays GPIM a fee, payable monthly, in an annual amount equal to 0.625% of the Fund’s average daily managed assets.

Certain officers and trustees of the Fund may also be officers, directors and/or employees of the Adviser or GPIM. The Fund does not compensate its officers or trustees who are officers, directors and/or employees of the aforementioned firms.

Rydex Fund Services, LLC (“RFS”), an affiliate of the Adviser and the Sub-Adviser, provides fund administration services to the Fund. As compensation for these services, RFS receives a fund administration fee payable monthly at the annual rate set forth below as a percentage of the average daily managed assets of the Fund.

GEI l GUGGENHEIM ENERGY & INCOME FUND ANNUAL REPORT l 27

NOTES TO FINANCIAL STATEMENTS continued	September 30, 2015

Managed Assets	Rate
First $200,000,000	0.0275%
Next $300,000,000	0.0200%
Next $500,000,000	0.0150%
Over $1,000,000,000	0.0100%

RFS acts as the Fund’s accounting agent. As accounting agent, RFS is responsible for maintaining the books and records of the Fund’s securities and cash. RFS receives a fund accounting fee payable monthly at the annual rate set forth below as a percentage of the average daily managed assets of the Fund.

Managed Assets	Rate
First $200,000,000	0.0300%
Next $300,000,000	0.0150%
Next $500,000,000	0.0100%
Over $1,000,000,000	0.0075%
Minimum annual charge	$50,000
Certain out-of-pocket charges	Varies

For purposes of calculating the fees payable under the foregoing agreements, “average daily managed assets” means the average daily value of the Fund’s total assets minus the sum of its accrued liabilities. “Total assets” means all of the Fund’s assets and is not limited to its investment securities. “Accrued liabilities” means all of the Fund’s liabilities other than borrowings for investment purposes.

The Bank of New York Mellon (“BNY”) acts as the Fund’s custodian. As custodian, BNY is responsible for the custody of the Fund’s assets.

Note 4 – Fair Value Measurement:

In accordance with GAAP, fair value is defined as the price that the Fund would receive to sell an investment or pay to transfer a liability in an orderly transaction with an independent buyer in the principal market, or in the absence of a principal market, the most advantageous market for the investment or liability. GAAP establishes a three-tier fair value hierarchy based on the types of inputs used to value assets and liabilities and requires corresponding disclosure. The hierarchy and the corresponding inputs are summarized below:

Level 1 — quoted prices in active markets for identical assets or liabilities.

Level 2 — significant other observable inputs (for example quoted prices for securities that are similar based on characteristics such as interest rates, prepayment speeds, credit risk, etc.).

Level 3— significant unobservable inputs based on the best information available under the circumstances, to the extent observable inputs are not available, which may include assumptions.

The types of inputs available depend on a variety of factors, such as the type of security and the characteristics of the markets in which it trades, if any. Fair valuation determinations that rely on fewer or no observable inputs require greater judgment. Accordingly, fair value determinations for Level 3 securities require the greatest amount of judgment.

28 l GEI l GUGGENHEIM ENERGY & INCOME FUND ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS continued	September 30, 2015

The following table represents the Fund’s investments carried on the Statement of Assets and Liabilities by caption and by level within the fair value hierarchy as of September 30, 2015:

Description	Level 1	Level 2	Level 3	Total
Assets:
Asset Backed Securities	$–	$1,298,836	$–	$1,298,836
Corporate Bonds	–	48,417,181	–	48,417,181
Money Market Fund	30,122,413	–	–	30,122,413
Senior Floating Rate Interests	–	5,949,837	–	5,949,837
Total Assets	$30,122,413	$55,665,854	$–	$85,788,267
Liabilities:
Unfunded Commitments	$–	$–	$–	$–
Total Liabilities	$–	$–	$–	$–

Independent pricing services are used to value a majority of the Fund’s investments. When values are not available from a pricing service, they will be determined under the valuation policies that have been reviewed and approved by the Board. In any event, values are determined using a variety of sources and techniques, including: market prices; broker quotes; and models which derive prices based on inputs such as prices of securities with comparable maturities and characteristics or based on inputs such as anticipated cash flows or collateral, spread over Treasuries, and other information and analysis. A significant portion of the Funds’ assets are categorized as Level 2, as indicated in this report.

Indicative quotes from broker-dealers, adjusted for fluctuations in criteria such as credit spreads and interest rates, may also be used to value the Fund’s assets and liabilities, i.e. prices provided by a broker-dealer or other market participant who has not committed to trade at that price. Although indicative quotes are typically received from established market participants, the Fund may not have the transparency to view the underlying inputs which support the market quotations.

Certain fixed income securities are valued by obtaining a monthly indicative quote from a broker-dealer, adjusted for fluctuations in criteria such as credit spreads and interest rates.

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The suitability of the techniques and sources employed to determine fair valuation are regularly monitored and subject to change.

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment’s valuation changes. Transfers between valuation levels, if any, are in comparison to the valuation levels at the end of the previous fiscal year, and are effective using the fair value as of the end of the current fiscal period.

Note 5 – Federal Income Taxes:

The Fund intends to continue to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), applicable to regulated investment companies.

GEI l GUGGENHEIM ENERGY & INCOME FUND ANNUAL REPORT l 29

NOTES TO FINANCIAL STATEMENTS continued	September 30, 2015

As of September 30, 2015, the cost of investments and accumulated unrealized appreciation (depreciation) on investments for federal income tax purposes were as follows:

			Net Tax Unrealized	Net Unrealized
Cost of Investments	Gross Tax	Gross Tax	Depreciation on	Appreciation on
for Tax Purposes	Unrealized Appreciation	Unrealized Depreciation	Investments	Foreign Currency
$88,754,110	$35,971	$(3,001,814)	$(2,965,843)	$1,503

As of September 30, 2015, the components of accumulated earnings/(losses) (excluding paid-in capital) on a tax basis were as follows:

Undistributed	Accumulated Long-Term	Net Unrealized
Ordinary Income	Gains/(Accumulated Capital Loss)	Appreciation/(Depreciation)
$140,281	$0	$(2,964,340)

For Federal income tax purposes, capital loss carryforwards represent realized losses of the Fund that may be carried forward and applied against future capital gains. Under the RIC Modernization Act of 2010, the Fund is permitted to carry forward capital losses for an unlimited period and such capital loss carryforwards will retain their character as either short-term or long-term capital losses. As of September 30, 2015, the Fund had no capital loss carryforward.

For all open tax years and all major jurisdictions, management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Uncertain tax positions are tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns that would not meet a more-likely-than not threshold of being sustained by the applicable tax authority and would be recorded as a tax expense in the current year. Open tax years are those that are open for examination by taxing authorities (i.e. generally the last four tax year ends and the interim tax period since then).

Note 6 – Investments in Securities:

For the period ended September 30, 2015, the cost of purchases and proceeds from sales of investments, excluding short-term investments, were $83,469,947 and $24,923,225, respectively.

Note 7 – Loan Commitments:

Pursuant to the terms of certain Term Loan agreements, the Fund held unfunded loan commitments as of September 30, 2015. The Fund is obligated to fund these loan commitments at the borrower’s discretion. The Fund reserves against such contingent obligations by designating cash, liquid securities, and liquid term loans as a reserve. As of September 30, 2015, the total amount segregated in connection with unfunded commitments was $0.

At September 30, 2015, the Fund had the following unfunded loan commitments which could be extended at the option of the borrower:

Borrower	Maturity Date	Face Amount	Value
Lincoln Finance Ltd.	12/31/2015	$850,000	$–

30 l GEI l GUGGENHEIM ENERGY & INCOME FUND ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS continued	September 30, 2015

Note 8 – Capital:

In connection with its organization process, the Fund sold 100 shares of beneficial interest to Guggenheim Funds Distributors, LLC, an affiliate of the Adviser, for consideration of $100,000 at a price of $1,000 per share. The Fund issued 79,022 shares of common stock in its initial public offering. These shares were issued at $1,000 per share.

Beginning 18 months after completion of the offering, the Fund intends, but is not obligated, to conduct quarterly tender offers for up to 2.5% of the common shares then outstanding in the sole discretion of the Board of Trustees. In a tender offer, the Fund will offer to repurchase outstanding common shares at the Fund’s NAV or a percentage of the Fund’s NAV per share on the last day of the offer.

Offering costs of $158,044 or $2.00 per share, in connection with the issuance of common shares were borne by the Fund and were charged to paid-in capital. The Adviser and GPIM agreed to pay offering expenses (other than sales load, but including reimbursement of expenses to the underwriters) in excess of $2.00 per common share.

Common Shares

The Fund has an unlimited amount of common shares, $0.01 par value, authorized and 79,122 issued and outstanding. Transactions in common shares were as follows:

Period Ended
September 30, 2015
Beginning Shares	–
Common shares issued through organization process	100
Common shares issued through underwritten offering	79,022
Ending shares	79,122

Note 9 – Subsequent Event:

The Fund evaluated subsequent events through the date the financial statements were available for issue and determined there were no additional material events that would require disclosure in the Fund’s financial statements, except as noted below.

On November 11, 2015, the Fund declared its initial quarterly dividend of $20.48 per common share. The dividend will be payable on December 11, 2015, to shareholders of record on December 19, 2015.

GEI l GUGGENHEIM ENERGY & INCOME FUND ANNUAL REPORT l 31

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	September 30, 2015

The Board of Trustees and Shareholders of Guggenheim Energy & Income Fund

We have audited the accompanying statement of assets and liabilities of Guggenheim Energy & Income Fund (the “Fund”), including the schedule of investments, as of September 30, 2015, and the related statement of operations, the statement of changes in net assets, and the financial highlights for the period August 13, 2015 (commencement of operations) through September 30, 2015. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of September 30, 2015, by correspondence with the custodian, brokers, and paying agents or by other appropriate auditing procedures where replies from brokers or paying agents were not received. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Guggenheim Energy & Income Fund at September 30, 2015, and the results of its operations, the changes in its net assets and its financial highlights for the period August 13, 2015 (commencement of operations) through September 30, 2015, in conformity with U.S. generally accepted accounting principles.

McLean, Virginia
November 25, 2015

32 l GEI l GUGGENHEIM ENERGY & INCOME FUND ANNUAL REPORT

SUPPLEMENTAL INFORMATION (Unaudited)	September 30, 2015

Federal Income Tax Information

In January 2016, you will be advised on IRS Form 1099 DIV or substitute 1099 DIV as to the federal tax status of the distributions received by you in the calendar year 2015.

Sector Classification

Information in the “Schedule of Investments” is categorized by sectors using sector-level classifications used by Bloomberg Industry Classification System, a widely recognized industry classifica -tion system provider. In the Fund’s registration statement, the Fund has investment policies relating to concentration in specific industries. For purposes of these investment policies, the Fund usually classifies industries based on industry-level classifications used by widely recognized industry classification system providers such as Bloomberg Industry Classification System, Global Industry Classification Standards and Barclays Global Classification Scheme.

Trustees

The Trustees of the Guggenheim Energy and Income Fund and their principal occupations during the past five years:

Name,	Position(s)	Term of Office		Number of
Address*	Held	and Length		Portfolios in
and Year	with	of Time	Principal Occupation(s)	Fund Complex	Other Directorships
of Birth	Trust	Served**	During Past Five Years	Overseen	Held by Trustees
Independent Trustees:
Randall C.	Trustee	Since 2015	Current: Private Investor (2001-present).	105	Current: Trustee, Purpose
Barnes					Investments Funds (2014-
(1951)			Former: Senior Vice President and Treasurer, PepsiCo, Inc. (1993-		present).
1997); President, Pizza Hut International (1991-1993); Senior Vice
President, Strategic Planning and New Business Development,
PepsiCo, Inc. (1987-1990).
Donald A.	Trustee	Since 2015	Current: Business broker and manager of commercial real estate,	101	Current: Midland Care, Inc.
Chubb, Jr.			Griffith & Blair, Inc. (1997-present).		(2011-present).
(1946)
Jerry B. Farley	Trustee	Since 2015	Current: President, Washburn University (1997-present).	101	Current: Westar Energy, Inc.
(1946)					(2004-present); CoreFirst Bank &
Trust (2000-present).
Roman	Trustee and	Since 2015	Current: Founder and Managing Partner, Roman Friedrich &	101	Current: Zincore Metals, Inc.
Friedrich III	Chairman of		Company (1998-present).		(2009-present).
(1946)	the Contracts
	Review		Former: Senior Managing Director, MLV & Co. LLC (2010-2011).		Former: Axiom Gold and Silver
	Committee				Corp. (2011-2012).

GEI l GUGGENHEIM ENERGY & INCOME FUND ANNUAL REPORT l 33

SUPPLEMENTAL INFORMATION (Unaudited) continued	September 30, 2015

Name,	Position(s)	Term of Office		Number of
Address*	Held	and Length		Portfolios in
and Year	with	of Time	Principal Occupation(s)	Fund Complex	Other Directorships
of Birth	Trust	Served**	During Past Five Years	Overseen	Held by Trustees
Independent Trustees continued:
Robert B.	Trustee and	Since 2015	Current: Consultant (1998-present).	101	Current: Peabody Energy
Karn III	Chairman of				Company (2003-present); GP
(1942)	the Audit		Former: Arthur Andersen (1965-1997) and Managing Partner,		Natural Resource Partners, LLC
	Committee		Financial and Economic Consulting, St. Louis office (1987-1997).		(2002-present).
Ronald A.	Trustee and	Since 2015	Current: Partner, Nyberg & Cassioppi, LLC (2000-present).	107	Current: Edward-Elmhurst
Nyberg	Chairman				Healthcare System (2012-
(1953)	of the		Former: Executive Vice President, General Counsel, and Corporate		present).
	Nominating		Secretary, Van Kampen Investments (1982-1999).
and
Governance
Committee
Maynard F.	Trustee	Since 2015	Current: Retired.	101	Current: Fort Hays State
Oliverius					University Foundation (1999-
(1943)			Former: President and CEO, Stormont-Vail HealthCare (1996-		present); Stormont-Vail
			2012).		Foundation (2013-present);
University of Minnesota
HealthCare Alumni Association
Foundation (2009-present).
Ronald E.	Trustee and	Since 2015	Current: Portfolio Consultant (2010-present).	104	Former: Bennett Group of Funds
Toupin, Jr.	of the Board				(2011-2013).
(1958)	Chairman		Former: Vice President, Manager and Portfolio Manager, Nuveen
Asset Management (1998-1999); Vice President, Nuveen
Investment Advisory Corp. (1992-1999); Vice President and
Manager, Nuveen Unit Investment Trusts (1991-1999); and
Assistant Vice President and Portfolio Manager, Nuveen Unit
Investment Trusts (1988-1999), each of John Nuveen & Co., Inc.
(1982-1999).

34 l GEI l GUGGENHEIM ENERGY & INCOME FUND ANNUAL REPORT

SUPPLEMENTAL INFORMATION (Unaudited) continued	September 30, 2015

Name,	Position(s)	Term of Office		Number of
Address*	Held	and Length		Portfolios in
and Year	with	of Time	Principal Occupation(s)	Fund Complex	Other Directorships
of Birth	Trust	Served**	During Past Five Years	Overseen	Held by Trustees
Interested Trustee:
Donald C.	President,	Since 2015	Current: President and CEO, certain other funds in the Fund	236	Current: Clear Spring Life
Cacciapaglia***	Chief		Complex (2012-present); Vice Chairman, Guggenheim		InsuranceCompany (2015-
(1951)	Executive		Investments (2010-present).		present); Guggenheim Partners
	Officer and				Japan, Ltd. (2014-present);
	Trustee		Former: Chairman and CEO, Channel Capital Group, Inc. (2002-		Delaware Life (2013-present);
			2010).		Guggenheim Life and Annuity
Company (2011-present);
Paragon Life Insurance
Company of Indiana (2011-
present).

*	The business address of each Trustee is c/o Guggenheim Investments, 227 West Monroe Street, Chicago, IL 60606.
**	Each Trustee serves an indefinite term, until his successor is elected and qualified.
***	This Trustee is deemed to be an "interested person" of the Fund under the 1940 Act by reason of his position with the Funds' Adviser and/or the parent of the Adviser.

GEI l GUGGENHEIM ENERGY & INCOME FUND ANNUAL REPORT l 35

SUPPLEMENTAL INFORMATION (Unaudited) continued	September 30, 2015

Officers

The Principal Executive Officers of the Trust, who are not trustees, and their principal occupations during the past five years:

Name,	Position(s)
Address*	held	Term of Office
and Year	with the	and Length of
of Birth	Trust	Time Served**	Principal Occupations During Past Five Years
Officers:
Joseph M.	Assistant	Since 2015	Current: Assistant Treasurer, certain other funds in the Fund Complex (2006-present); Vice President, Security
Arruda	Treasurer		Investors, LLC (2010-present); CFO and Manager, Guggenheim Specialized Products, LLC (2009-present).
(1966)
Former: Vice President, Security Global Investors, LLC (2010-2011); Vice President, Rydex Advisors, LLC
(2010); Vice President, Rydex Advisors II, LLC (2010).
William H.	Vice President	Since 2015	Current: Vice President, certain other funds in the Fund Complex (2006-present); Managing Director,
Belden, III			Guggenheim Funds Investment Advisors, LLC (2005-present).
(1965)
Former: Vice President of Management, Northern Trust Global Investments (1999-2005).
Joanna M.	Chief	Since 2015	Current: Chief Compliance Officer, certain funds in the Fund Complex (2012-present); Senior Managing Director,
Catalucci	Compliance		Guggenheim Investments (2012-present).
(1966)	Officer
Former: Chief Compliance Officer and Secretary, certain other funds in the Fund Complex (2008-2012); Senior
Vice President & Chief Compliance Officer, Security Investors, LLC and certain affiliates (2010-2012); Chief
Compliance Officer and Senior Vice President, Rydex Advisors, LLC and certain affiliates (2010-2011).
Mark J.	Assistant	Since 2015	Current: Vice President, Guggenheim Investments (2005-present); Assistant Treasurer, certain other funds in
Furjanic	Treasurer		the Fund Complex (2008-present).
(1959)
Former: Senior Manager, Ernst & Young LLP (1999-2005).
James M.	Assistant	Since 2015	Current: Director, Guggenheim Investments (2004-present); Assistant Treasurer, certain other funds in the Fund
Howley	Treasurer		Complex (2006-present).
(1972)
Former: Manager of Mutual Fund Administration, Van Kampen Investments, Inc. (1996-2004).

36 l GEI l GUGGENHEIM ENERGY & INCOME FUND ANNUAL REPORT

SUPPLEMENTAL INFORMATION (Unaudited) continued	September 30, 2015

Name,	Position(s)
Address*	held	Term of Office
and Year	with the	and Length of
of Birth	Trust	Time Served**	Principal Occupations During Past Five Years
Officers continued:
Amy J. Lee	Chief	Since 2015	Current: Chief Legal Officer, certain other funds in the Fund Complex (2013-present); Senior Managing Director,
(1961)	Legal Officer		Guggenheim Investments (2012-present).

Former: Vice President, Associate General Counsel and Assistant Secretary, Security Benefit Life Insurance
Company and Security Benefit Corporation (2004-2012).
Mark E.	Secretary	Since 2015	Current: Secretary, certain other funds in the Fund Complex (2007-present); Managing Director, Guggenheim
Mathiasen			Investments (2007-present).
(1978)
Michael P.	Assistant	Since 2015	Current: Assistant Secretary, certain other funds in the Fund Complex (2014-present); Senior Associate,
Megaris	Secretary		Guggenheim Investments (2012-present).
(1984)
Former: J.D., University of Kansas School of Law (2009-2012).
Kimberly J.	Assistant	Since 2015	Current: Vice President, Guggenheim Investments (2012-present); Assistant Treasurer, certain other funds in
Scott	Treasurer		the Fund Complex (2012-present).
(1974)
Former: Financial Reporting Manager, Invesco, Ltd. (2010-2011); Vice President/Assistant Treasurer of Mutual
Fund Administration, Van Kampen Investments, Inc./Morgan Stanley Investment Management (2009-2010);
Manager of Mutual Fund Administration, Van Kampen Investments, Inc./Morgan Stanley Investment
Management (2005-2009).
Bryan Stone	Vice	Since 2015	Current: Vice President, certain other funds in the Fund Complex (2014-present); Director, Guggenheim
(1979)	President		Investments (2013-present).

Former: Senior Vice President, Neuberger Berman Group LLC (2009-2013); Vice President, Morgan Stanley
(2002-2009).

GEI l GUGGENHEIM ENERGY & INCOME FUND ANNUAL REPORT l 37

SUPPLEMENTAL INFORMATION (Unaudited) continued	September 30, 2015

Name,	Position(s)
Address*	held	Term of Office
and Year	with the	and Length of
of Birth	Trust	Time Served**	Principal Occupations During Past Five Years
Officers continued:
John L. Sullivan	Chief	Since 2015	Current: CFO, Chief Accounting Officer and Treasurer, certain other funds in the Fund Complex (2010-present);
(1955)	Financial		Senior Managing Director, Guggenheim Investments (2010-present).
Officer, Chief
	Accounting		Former: Managing Director and CCO, each of the funds in the Van Kampen Investments fund complex (2004-
	Officer and		2010); Managing Director and Head of Fund Accounting and Administration, Morgan Stanley Investment
	Treasurer		Management (2002-2004); CFO and Treasurer, Van Kampen Funds (1996-2004).

*	The business address of each officer is c/o Guggenheim Investments, 227 West Monroe Street, Chicago, IL 60606.
**
Each officer serves an indefinite term, until his or her successor is duly elected and qualified. The date reflects the commencement date upon which the officer held any officer position with the Fund.

38 l GEI l GUGGENHEIM ENERGY & INCOME FUND ANNUAL REPORT

DIVIDEND REINVESTMENT PLAN (Unaudited)	September 30, 2015

Under the Fund’s dividend reinvestment plan (the “Plan”), a Common Shareholder whose Common Shares are registered in his or her own name will have all distributions reinvested automatically by Computershare Trust Company, N.A., which is agent under the Plan (the “Plan Agent”), unless the Common Shareholder elects to receive cash.

Distributions with respect to Common Shares registered in the name of a broker-dealer or other nominee (that is, in “street name”) will be reinvested in additional Common Shares under the Plan, unless the broker or nominee does not participate in the Plan or the Common Shareholder elects to receive distributions in cash. Investors who own Common Shares registered in street name should consult their broker-dealers for details regarding reinvestment. All distributions to investors who do not participate in the Plan will be paid by check mailed directly to the record holder by Computershare Trust Company, N.A., as dividend disbursing agent. A participant in the Plan who wishes to opt out of the Plan and elect to receive distributions in cash should contact Computershare Trust Company, N.A. through the Internet as specified below, in writing at the address specified below or by calling the telephone number specified below.

Under the Plan, distributors, including any capital gain distributions, will be automatically reinvested in additional Common Shares at the net asset value determined on the reinvestment date.

The Plan Agent maintains all shareholder accounts in the Plan and furnishes written confirmations of all transactions in the account, including information needed by shareholders for personal and tax records. Common Shares in the account of each Plan participant will be held by the Plan Agent in non-certificated form in the name of the participant.

In the case of shareholders such as banks, brokers or nominees, which hold Common Shares for others who are the beneficial owners, and participate in the Plan, the Plan Agent will administer the Plan on the basis of the number of Common Shares certified from time to time by the Common Shareholder as representing the total amount registered in the shareholder’s name and held for the account of beneficial owners who participate in the Plan.

The automatic reinvestment of dividends and other distributions will not relieve participants of any income tax that may be payable or required to be withheld on such dividends or distributions.

Experience under the Plan may indicate that changes are desirable. Accordingly, the Fund reserves the right to amend or terminate its Plan as applied to any voluntary cash payments made and any dividend or distribution paid subsequent to written notice of the change sent to the members of such Plan at least 90 days before the record date for such dividend or distribution. The Plan also may be amended or terminated by the Plan Agent on at least 90 days’ prior written notice to the participants in such Plan. All correspondence concerning the Plan should be directed to Computershare Trust Company, N.A., P.O. Box 30170, College Station, Texas 77842, Attention: Shareholder Services Department. Participants may also contact Computershare Trust Company, N.A. online at www.computershare.com/investor or by telephone at 1-866-488-3559.

GEI l GUGGENHEIM ENERGY & INCOME FUND ANNUAL REPORT l 39

APPROVAL OF ADVISORY AGREEMENTS – GUGGENHEIM
ENERGY & INCOME FUND (XGEIX)	September 30, 2015

Guggenheim Energy & Income Fund (the “New Trust”) is a newly organized Delaware statutory trust formed on April 28, 2015, and is registered as a closed-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). At an organizational meeting of the Board of Trustees of the New Trust (the “Board,” with the members of the Board referred to individually as the “Trustees”) held on May 20, 2015 (the “Organizational Meeting”), Guggenheim Funds Investment Advisors, LLC (“GFIA” or the “Adviser”), an indirect subsidiary of Guggenheim Partners, LLC, a global diversified financial services firm (“Guggenheim Partners”), was approved to serve as the investment adviser to the New Trust, pursuant to an investment advisory agreement between the New Trust and GFIA (the “Investment Advisory Agreement”). (Guggenheim Partners, GFIA and their affiliates may be referred to herein together as “Guggenheim.”) Subject to the Board’s oversight, GFIA supervises and manages the investment and reinvestment of the New Trust’s assets, supervises the investment program of the New Trust and the composition of its investment portfolio and arranges for the purchase and sale of securities and other assets held in the investment portfolio, in addition to furnishing certain clerical, bookkeeping and administrative services to the New Trust. Under the terms of the Investment Advisory Agreement and subject to certain conditions, GFIA may delegate some or all of its duties and obligations to one or more sub-investment advisers. In this connection, GFIA is responsible for overseeing the activities of Guggenheim Partners Investment Management, LLC (“GPIM” or the “Sub-Adviser”), with respect to GPIM’s service as investment sub-adviser to the New Trust, pursuant to an investment sub-advisory agreement by and among the New Trust, GFIA and GPIM (the “Sub-Advisory Agreement” and together with the Investment Advisory Agreement, the “Advisory Agreements”).

The 1940 Act, provides, in substance, that an investment advisory agreement between a fund and its investment adviser may be entered into only if it is approved, and may continue in effect from year to year after an initial two-year period only if its continuance is approved at least annually by (i) the fund’s board of trustees or a majority of the outstanding voting securities (as defined in the 1940 Act) of the fund, and, in either event, (ii) the vote of a majority of the trustees who are not “interested persons,” as defined by the 1940 Act, of the fund, cast in person at a meeting called for the purpose of considering such approval. At the Organizational Meeting, the Trustees who are not “interested persons” of the New Trust (collectively, the “Independent Trustees”) met separately from Guggenheim to consider the approval of the Advisory Agreements. As part of its review process, the Independent Trustees were represented by independent legal counsel (“Independent Legal Counsel”). Independent Legal Counsel reviewed and discussed with the Independent Trustees various factors relevant to the consideration of the Advisory Agreements and the legal responsibilities of the Trustees related to such consideration and assisted the Independent Trustees in their deliberations.

The Trustees, including the Independent Trustees, discussed the Advisory Agreements in light of the regulatory requirements and criteria and assessed information concerning the New Trust’s proposed advisory fee and total expense ratio, investment objectives and policies, investment philosophy and portfolio construction process, portfolio management team, risk management processes, and market opportunity, among other things. The Trustees also considered the unique features of the New Trust as compared to the other closed-end funds for which GFIA or a Guggenheim affiliate serves as investment adviser, including that the common shares of beneficial interest of the New Trust (“Common Shares”) will not be listed for trading on any securities exchange, and that beginning 18 months after completion of the initial offering of Common Shares, the New Trust may

40 l GEI l GUGGENHEIM ENERGY & INCOME FUND ANNUAL REPORT

APPROVAL OF ADVISORY AGREEMENTS – GUGGENHEIM
ENERGY & INCOME FUND (XGEIX) continued	September 30, 2015

conduct limited quarterly tender offers, in the sole discretion of the Board. In this regard, the Board considered that if a tender offer is not made, shareholders may not be able to sell their Common Shares as it is unlikely that a secondary market for the Common Shares will develop or, if a secondary market does develop, shareholders may be able to sell their Common Shares only at substantial discounts from net asset value. Thus, the Board noted, as disclosed in the Registration Statement, the New Trust is designed primarily for long-term investors and an investment in the Common Shares of the New Trust, unlike an investment in a traditional listed closed-end fund, should be considered illiquid. In light of the foregoing, the Trustees considered their discussion with Independent Legal Counsel and Trust counsel at the Organizational Meeting of regulatory, legal and operational differences between listed and unlisted closed-end funds and the relevance of such differences to the Trustees’ oversight responsibilities and duties and Board governance. The Trustees also took into account the New Trust’s prospective shareholder pool in light of the higher minimum initial investment amount required of investors in the New Trust.

The Independent Trustees also considered the variety of written materials, reports and oral presentations it received during the year with respect to their service on the boards of trustees of other registered investment companies or series thereof for which GFIA or GPIM serves as investment adviser or sub-adviser, respectively (“Guggenheim Funds”). Thus, in connection with their consideration of the proposed Advisory Agreements for the New Trust, the Independent Trustees also took into account relevant material provided by Guggenheim relating to the annual contract renewal proposals for the Guggenheim Funds at the May 19-20, 2015 Board meeting (“Contract Renewal”), including information concerning Guggenheim’s resources and financial information.

The Board considered the foregoing materials in the context of its substantial accumulated experience in governing the other Guggenheim Funds and weighed the factors and standards discussed with Independent Legal Counsel. Following an analysis and discussion of the factors identified below and in the exercise of its business judgment, the Board concluded that it was in the best interests of the New Trust to approve each of the Advisory Agreements for an initial term of two years.

Investment Advisory Agreement

Nature, Extent and Quality of Services to be Provided by the Adviser: With respect to the nature, extent and quality of services to be provided by the Adviser, the Independent Trustees considered the functions to be performed by the Adviser for the New Trust and the background and experience of the individuals to be responsible for supervising the management of the New Trust’s portfolio. The Independent Trustees also considered the nature and quality of services provided by GFIA in the past and the firm’s management capabilities demonstrated with respect to the Guggenheim Funds. With respect to the New Trust, the Board considered the Adviser’s responsibility to oversee the Sub-Adviser and that the Adviser has similar oversight responsibilities for other Guggenheim Funds. The Board also took into account Contract Renewal information describing and illustrating the Adviser’s processes and activities for providing oversight of each investment sub-adviser’s investment strategies and compliance with investment restrictions, as well as information regarding the Adviser’s Sub-Advisory Oversight Committee. Moreover, in connection with the Board’s evaluation of the overall package of services to be provided by the Adviser, the Board considered the Adviser’s

GEI l GUGGENHEIM ENERGY & INCOME FUND ANNUAL REPORT l 41

APPROVAL OF ADVISORY AGREEMENTS – GUGGENHEIM
ENERGY & INCOME FUND (XGEIX) continued	September 30, 2015

administrative capabilities, including its role in monitoring and coordinating compliance responsibilities with the fund administrator, accounting agent, transfer agent, distributor/selling dealer, custodian and other service providers to the New Trust.

With respect to Guggenheim’s resources and the Adviser’s ability to carry out its responsibilities under the Investment Advisory Agreement, the Trustees considered the presentation by the Chief Financial Officer of Guggenheim Investments (the investment management business of Guggenheim Partners) in connection with Contract Renewal and his review of the audited consolidated financial statements of Guggenheim Partners Investment Management Holdings, LLC (“GPIMH”), the holding company of the investment advisers (including GPIM), broker-dealers and other entities that comprise Guggenheim Investments.

The Board also considered the acceptability of the terms of the Investment Advisory Agreement (including the scope of services required to be performed by the Adviser), noting that the terms were consistent with the terms of the investment advisory/management agreements of other Guggenheim closed-end Funds. Based on the foregoing, and based on other information received (both oral and written) at the Organizational Meeting and in connection with Contract Renewal, as well as other considerations, including the Board’s knowledge of the Adviser’s quality of performance of its duties for other Guggenheim Funds through Board meetings, discussions and reports during the year, the Board concluded that the Adviser and its personnel were qualified to serve the New Trust in such capacity.

Investment Performance: With respect to performance, the Board noted that the New Trust had no operating history and took into account that the New Trust’s primary investment objective is to provide high income and that, as a secondary investment objective, the Trust will seek capital appreciation. The Board observed that, in pursuit of these investment objectives, under normal market conditions, the New Trust will invest at least 80% of its managed assets in (i) securities of energy companies, and (ii) income producing securities of other issuers. In this connection, the Board considered that the portfolio would be managed by GPIM, under the supervision of the Adviser, and took note of Guggenheim’s fixed-income expertise. In light of all of the foregoing, the Board determined that performance was expected to be acceptable.

Comparative Fees, Costs of Services to be Provided and the Profits to be Realized by GFIA from Its Relationship with the New Trust: The Board noted that the materials provided by Guggenheim in connection with the proposed Advisory Agreements included a memorandum to assist the Board in determining the reasonableness of the proposed advisory fee and a preliminary peer group analysis. The Board observed that management’s selection methodology for the New Trust’s preliminary peer group started with the universe of non-listed closed-end funds and excluded funds that do not have an emphasis on credit and income securities, resulting in a peer group of three other funds. The Board compared the New Trust’s proposed advisory fee to these peers, noting that the proposed fee is equal to the advisory fee of such peers. The Board also observed that the proposed total expense ratio for the New Trust was based upon $150 million in common assets and assumed approximately 30% leverage. In addition, the Board took into account management’s confirmation that GFIA and GPIM do not manage other funds or separate accounts with an investment strategy comparable to that of the New Trust.

42 l GEI l GUGGENHEIM ENERGY & INCOME FUND ANNUAL REPORT

APPROVAL OF ADVISORY AGREEMENTS – GUGGENHEIM
ENERGY & INCOME FUND (XGEIX) continued	September 30, 2015

With respect to the costs of advisory services to be provided and estimated level of profitability, the Board noted the Adviser’s representation that the advisory fee and total expense ratio are commensurate with the costs attributable to the strategy as well as the start-up status of the New Trust, and the Trustees also noted that they would have the opportunity in the future to periodically re-examine this matter.

The Board considered other benefits to be available to GFIA because of its relationship with the New Trust and noted that GFIA may be deemed to benefit from arrangements whereby an affiliate, Rydex Fund Services, LLC, will receive fees for performing certain administrative functions and bookkeeping, accounting and pricing functions for the New Trust pursuant to a Fund Accounting and Administration Agreement. In this connection, the Trustees considered its prior review of the compensation arrangements for the provision of the foregoing services.

Economies of Scale to be Realized: The Board considered the potential of the Adviser to experience economies of scale. In this connection, the Board noted the structural limitations to asset growth, given the possibility of periodic tenders offers. The Board also took into account the New Trust’s intention to complete an event intended to provide liquidity to shareholders on or before July 28, 2023 (the “Liquidity Event Date”). The Trustees also considered management’s view that the New Trust’s advisory fee currently reflects an appropriate level of sharing of any economies of scale and that they would have the opportunity in the future to periodically re-examine economies of scale and the appropriateness of the advisory fees payable by the New Trust to the Adviser.

Sub-Advisory Agreement

Nature, Extent and Quality of Services to be Provided by the Sub-Adviser: With respect to the nature, extent and quality of services to be provided by GPIM to the New Trust, the Board reviewed the New Trust’s investment objectives and GPIM’s proposed investment strategy and method for implementing such investment strategy, including, but not limited to, the research and investment decision processes to be employed for the New Trust.

The Board also considered the acceptability of the terms of the proposed Sub-Advisory Agreement. Based on the foregoing, and based on other information received (both oral and written) at the Organizational Meeting, as well as other considerations, including the Board’s knowledge of the Sub-Adviser’s quality of performance of its duties for other Guggenheim Funds, the Trustees determined that the Sub-Adviser was qualified to serve the New Trust in such capacity.

Investment Performance: As with the Investment Advisory Agreement, the Board noted that the New Trust had no operating history and took into account the New Trust’s primary investment objective and strategies. In this connection, the Board considered Guggenheim’s fixed-income expertise and noted that the performance of other fixed income funds managed by Guggenheim had been reviewed as a part of the annual contract review process. The Board also noted the information provided by management concerning Guggenheim’s Corporate Credit Team, including the number of investment professionals and the biographies of members of the Corporate Credit Investment Committee, as well as information about the Energy Research Team, which is a part of the Corporate Credit Team, including a presentation by one of the New Trust’s proposed portfolio managers. In addition, the Board took into account the anticipated portfolio features described by management,

GEI l GUGGENHEIM ENERGY & INCOME FUND ANNUAL REPORT l 43

APPROVAL OF ADVISORY AGREEMENTS – GUGGENHEIM
ENERGY & INCOME FUND (XGEIX) continued	September 30, 2015

including with respect to the type of securities, duration, credit quality and energy sectors, as well as the anticipated yield. In light of all of the foregoing, the Board determined that performance was expected to be acceptable.

Comparative Fees, Costs of Services to be Provided and the Profits to be Realized by the Sub-Adviser from its Relationship with the New Trust: The Board reviewed the proposed level of sub-advisory fees payable to GPIM, noting that the fees would be paid by GFIA and would not be additional fees to be borne by the New Trust.

The Board concluded that the level of investment sub-advisory fees was appropriate in light of the services to be provided.

Economies of Scale to be Realized: The Board recognized that, because the Sub-Adviser’s fees would be paid by GFIA and not the New Trust, the analysis of economies of scale was more appropriate in the context of the Board’s consideration of the Investment Advisory Agreement, which was separately considered. (See “Investment Advisory Agreement- Economies of Scale to be Realized” above.)

Overall Conclusions

Based on the foregoing, the Trustees determined that the proposed investment advisory fee for the New Trust is fair and reasonable in light of the extent and quality of the services to be provided and other benefits to be received and that the approval of each of the Advisory Agreements is in the best interests of the New Trust. In reaching this conclusion, no single factor was determinative or conclusive and each Trustee, in the exercise of his business judgment, may attribute different weights to different factors. At the Organizational Meeting, the Board, including all of the Independent Trustees, approved each of the Advisory Agreements for an initial term of two years.

44 l GEI l GUGGENHEIM ENERGY & INCOME FUND ANNUAL REPORT

This Page Intentionally Left Blank.

FUND INFORMATION (Unaudited)	September 30, 2015

Board of Trustees	Investment Adviser
Guggenheim Funds Investment
Randall C. Barnes	Advisors, LLC
Chicago, IL
Donald C. Cacciapaglia*
Investment Sub-Adviser
Donald A. Chubb, Jr.	Guggenheim Partners Investment
Management, LLC
Jerry B. Farley	Santa Monica, CA

Roman Friedrich III	Administrator and Accounting Agent
Rydex Fund Services, LLC
Robert B. Karn III	Rockville, MD

Ronald A. Nyberg	Custodian
The Bank of New York Mellon
Maynard F. Oliverius	New York, NY

Ronald E. Toupin, Jr.,	Legal Counsel
Chairman	Skadden, Arps, Slate, Meagher &
Flom LLP
* Trustee is an “interested person” (as defined	New York, NY
in section 2(a)(19) of the 1940 Act)
(“Interested Trustee”) of the Trust because of	Independent Registered Public
his position as the President and CEO of the	Accounting Firm
Investment Adviser and Sub-Adviser.	Ernst & Young LLP
McLean, VA
Principal Executive Officers

Donald C. Cacciapaglia
President and Chief Executive Officer

Joanna M. Catalucci
Chief Compliance Officer

Amy J. Lee
Chief Legal Officer

Mark E. Mathiasen
Secretary

John L. Sullivan
Chief Financial Officer,
Chief Accounting Officer and Treasurer

46 l GEI l GUGGENHEIM ENERGY & INCOME FUND ANNUAL REPORT

FUND INFORMATION (Unaudited) continued	September 30, 2015

Privacy Principles of the Fund

The Fund is committed to maintaining the privacy of its shareholders and to safeguarding its non-public personal information. The following information is provided to help you understand what personal information the Fund collects, how the Fund protects that information and why, in certain cases, the Fund may share information with select other parties.

Generally, the Fund does not receive any non-public personal information relating to its shareholders, although certain non-public personal information of its shareholders may become available to the Fund. The Fund does not disclose any non-public personal information about its shareholders or former shareholders to anyone, except as permitted by law or as is necessary in order to service shareholder accounts (for example, to a transfer agent or third party administrator).

The Fund restricts access to non-public personal information about its shareholders to employees of the Fund’s investment advisor and its affiliates with a legitimate business need for the information. The Fund maintains physical, electronic and procedural safeguards designed to protect the non-public personal information of its shareholders.

Questions concerning your shares of Guggenheim Energy and Income Fund?

• If your shares are held in a Brokerage Account, contact your Broker.

• If you have physical possession of your shares in certificate form, contact the Fund’s Transfer Agent:
Computershare Shareowner Services LLC, P.O. Box 30170 College Station, TX 77842-3170; (866) 488-3559.

This report is sent to shareholders of Guggenheim Energy and Income Fund for their information. It is not a Prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or of any securities mentioned in this report.

A description of the Fund’s proxy voting policies and procedures related to portfolio securities is available without charge, upon request, by calling the Fund at (800) 345-7999.

Information regarding how the Fund voted proxies for portfolio securities, if applicable, during the most recent 12-month period ended December 31, is also available, without charge and upon request by calling (800) 345-7999, by visiting the Fund’s website at guggenheiminvestments.com/xgeix or by accessing the Fund’s Form N-PX on the U.S. Securities and Exchange Commission’s (SEC) website at www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q is available on the SEC website at www.sec.gov or by visiting the Fund’s website at guggenheiminvestments.com/xgeix. The Fund’s Form N-Q may also be viewed and copied at the SEC’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330 or at www.sec.gov.

GEI l GUGGENHEIM ENERGY & INCOME FUND ANNUAL REPORT l 47

ABOUT THE FUND MANAGER

Guggenheim Partners Investment Management, LLC

Guggenheim Partners Investment Management, LLC (“GPIM”) is an indirect subsidiary of Guggenheim Partners, LLC, a diversified financial services firm. The firm provides capital markets services, portfolio and risk management expertise, wealth management, and investment advisory services. Clients of Guggenheim Partners, LLC subsidiaries are an elite mix of individuals, family offices, endowments, foundations, insurance companies and other institutions.

Investment Philosophy

GPIM’s investment philosophy is predicated upon the belief that thorough research and independent thought are rewarded with performance that has the potential to outperform benchmark indexes with both lower volatility and lower correlation of returns over time as compared to such benchmark indexes.

Investment Process

GPIM’s investment process is a collaborative effort between various groups including the Portfolio Construction Group, which utilize proprietary portfolio construction and risk modeling tools to determine allocation of assets among a variety of sectors, and its Sector Specialists, who are responsible for security selection within these sectors and for implementing securities transactions, including the structuring of certain securities directly with the issuers or with investment banks and dealers involved in the origination of such securities.

Guggenheim Funds Distributors, LLC
227 West Monroe Street
Chicago, IL 60606
Member FINRA/SIPC
(09/15)
NOT FDIC-INSURED l NOT BANK-GUARANTEED l MAY LOSE VALUE
CEF-GEI-AR-0915

Item 2.  Code of Ethics.

(a)
The registrant has adopted a code of ethics (the "Code of Ethics") that applies to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions.

(b)	No information need be disclosed pursuant to this paragraph.

(c)	The registrant has not amended its Code of Ethics during the period covered by the report presented in Item 1 hereto.

(d)
The registrant has not granted a waiver or an implicit waiver to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions from a provision of its Code of Ethics during the period covered by this report.

(e)	Not applicable.

(f)	(1) The registrant's Code of Ethics is attached hereto as Exhibit (a)(1).

(2) Not applicable.

(3) Not applicable.

Item 3.  Audit Committee Financial Expert.

The registrant's Board of Trustees has determined that it has at least one audit committee financial expert serving on its audit committee, Robert B. Karn III.  Mr. Karn is an “independent” Trustee as defined in this Item 3 of Form N-CSR.  Mr. Karn qualifies as an audit committee financial expert by virtue of his experience obtained as a managing partner in a public accounting firm, which included an understanding of generally accepted accounting principles (“GAAP”) in connection with the accounting for estimates, accruals and reserves and also the review, audit and evaluation of financial statements using GAAP.

(Under applicable securities laws, a person who is determined to be an audit committee financial expert will not be deemed an "expert" for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as amended, as a result of being designated or identified as an audit committee financial expert.  The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities that are greater than the duties, obligations, and liabilities imposed on such person as a member of the Audit Committee and Board of Trustees in the absence of such designation or identification.  The designation or identification of a person as an audit committee financial expert does not affect the duties, obligations or liability of any other member of the Audit Committee or Board of Trustees.)

Item 4.  Principal Accountant Fees and Services.

(a) Audit Fees:  the aggregate fees billed for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements was $57,468 for the fiscal year ending September 30, 2015.

(b) Audit-Related Fees: the aggregate fees billed for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph 4(a) of this Item, was $0 for the fiscal year ended September 30, 2015.

The registrant’s principal accountant did not bill for non-audit services that required approval by the audit committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X during the registrant’s last fiscal year.

(c) Tax Fees: the aggregate fees billed for professional services rendered by the principal accountant for tax compliance, tax advice and tax planning, including federal, state and local income tax return preparation and related advice and determination of taxable income and miscellaneous tax advice was $7,957 for the fiscal year ended September 30, 2015.

The registrant’s principal accountant did not bill for non-audit services that required approval by the audit committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X during the registrant’s last fiscal year.

(d)  All Other Fees: the aggregate fees billed for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item 4 was $0 for the fiscal year ended September 30, 2015.

The registrant’s principal accountant did not bill for non-audit services that required approval by the audit committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X during the registrant’s last fiscal year.

 (e)  Audit Committee Pre-Approval Policies and Procedures.

(1) The registrant’s audit committee reviews, and in its sole discretion, pre-approves, pursuant to written pre-approval procedures (A) all engagements for audit and non-audit services to be provided by the principal accountant to the registrant and (B) all engagements for non-audit services to be provided by the principal accountant (1) to the registrant’s investment adviser (not including a sub-adviser whose role is primarily portfolio management and is sub-contracted or overseen by another investment adviser) and (2) to any entity controlling, controlled by or under common control with the registrant’s investment adviser that provides ongoing services to the registrant; but in the case of the services described in subsection (B)(1) or (2), only if the engagement relates directly to the operations and financial reporting of the registrant; provided that such pre-approval need not be obtained in circumstances in which the pre-approval requirement is waived under rules promulgated by the Securities and Exchange Commission or New York Stock Exchange listing standards.  Sections V.B.2 and V.B.3 of the registrant’s audit committee’s Audit Committee Charter contain the Audit Committee’s Pre-Approval Policies and Procedures and such sections are included below.

 V.B.2.Pre-approve any engagement of the independent auditors to provide any non-prohibited services to the Fund, including the fees and other compensation to be paid to the independent auditors (unless an exception is available under Rule 2-01 of Regulation S-X).

(a)	The categories of services to be reviewed and considered for pre-approval include the following (collectively, “Identified Services”):

              Audit Services

•	Annual financial statement audits
•	Seed audits (related to new product filings, as required)
•	SEC and regulatory filings and consents

Audit-Related Services

•	Accounting consultations
•	Fund merger/reorganization support services
•	Other accounting related matters
•	Agreed upon procedures reports
•	Attestation reports
•	Other internal control reports

Tax Services

•	Recurring tax services:
o	Preparation of Federal and state income tax returns, including extensions
o	Preparation of calculations of taxable income, including fiscal year tax designations
o	Preparation of annual Federal excise tax returns (if applicable)
o	Preparation of calendar year excise distribution calculations
o	Calculation of tax equalization on an as-needed basis
o	Preparation of the estimated excise distribution calculations on an as-needed basis
o	Preparation of quarterly Federal, state and local and franchise tax estimated tax payments on an as-needed basis
o	Preparation of state apportionment calculations to properly allocate Fund taxable income among the states for state tax filing purposes
o	Provision of tax compliance services in India for Funds with direct investments in India

o	Assistance with management’s identification of passive foreign investment companies (PFICs) for tax purposes
•	Permissible non-recurring tax services upon request:
o	Assistance with determining ownership changes which impact a Fund’s utilization of loss carryforwards
o	Assistance with calendar year shareholder reporting designations on Form 1099
o	Assistance with corporate actions and tax treatment of complex securities and structured products
o	Assistance with IRS ruling requests and calculation of deficiency dividends
o	Conduct training sessions for the Adviser’s internal tax resources
o	Assistance with Federal, state, local and international tax planning and advice regarding the tax consequences of proposed or actual transactions
o	Tax services related to amendments to Federal, state and local returns and sales and use tax compliance
o	RIC qualification reviews
o	Tax distribution analysis and planning
o	Tax authority examination services
o	Tax appeals support services
o	Tax accounting methods studies
o	Fund merger, reorganization and liquidation support services
o	Tax compliance, planning and advice services and related projects

(b)	The Committee has pre-approved Identified Services for which the estimated fees are less than $25,000.

(c)
For Identified Services with estimated fees of $25,000 or more, but less than $50,000, the Chair or any member of the Committee designated by the Chair is hereby authorized to pre-approve such services on behalf of the Committee.

(d)	For Identified Services with estimated fees of $50,000 or more, such services require pre-approval by the Committee.

(e)
All requests for Identified Services to be provided by the independent auditor that were pre-approved by the Committee shall be submitted to the Chief Accounting Officer (“CAO”) of the Trust by the independent auditor using the pre-approval request form attached as Appendix C to the Audit Committee Charter.  The Trust’s CAO will determine whether such services are included within the list of services that have received the general pre-approval of the Committee.

(f)
The independent auditors or the CAO of the Trust (or an officer of the Trust who reports to the CAO) shall report to the Committee at each of its regular quarterly meetings all audit, audit-related and permissible non-audit services initiated since the last such report (unless the services were contained in the initial audit plan, as previously presented to, and approved by, the Committee).  The report shall include a general description of the services and projected fees, and the means by which such services were approved by the Committee (including the particular category of Identified Services under which pre-approval was obtained).

V.B.3. Pre-approve any engagement of the independent auditors, including the fees and other compensation to be paid to the independent auditors, to provide any non-audit services to the Adviser (or any “control affiliate” of the Adviser providing ongoing services to the Trust), if the engagement relates directly to the operations and financial reporting of the Trust (unless an exception is available under Rule 2-01 of Regulation S-X).

(a)
The Chair or any member of the Committee designated by the Chair may grant the pre-approval for non-audit services to the Adviser (or any “control affiliate” of the Adviser providing ongoing services to the Trust) relating directly to the operations and financial reporting of the Trust for which the estimated fees are less than $25,000. All such delegated pre-approvals shall be presented to the Committee no later than the next Committee meeting.

(b)
For non-audit services to the Adviser (or any “control affiliate” of the Adviser providing ongoing services to the Trust) relating directly to the operations and financial reporting of the Trust for which the estimated fees are $25,000 or more, such services require pre-approval by the Committee.

(2) None of the services described in each of Items 4(b) through (d) were approved by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)    Not applicable.

(g)
The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, the registrant’s investment adviser (not including a sub-adviser whose role is primarily portfolio management and is sub-contracted with or overseen by another investment adviser) and/or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant that directly related to the operations and financial reporting of the registrant was $46,542 for the fiscal year ended September 30, 2015.

(h)  Not applicable.

Item 5.  Audit Committee of Listed Registrants.

(a)
The registrant has a separately designated standing Audit Committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended.  The audit committee of the registrant is composed of: Randall C. Barnes; Ronald A. Nyberg; Ronald E. Toupin, Jr; Robert B. Karn III; Donald A. Chubb, Jr.; Jerry B. Farley; Maynard F. Oliverius; and Roman Friedrich III.

(b) Not applicable.

Item 6.  Schedule of Investments.

The Schedule of Investments is included as part of Item 1.

Item 7.  Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

The registrant has delegated the voting of proxies relating to its voting securities to the registrant’s investment sub-adviser, Guggenheim Partners Investment Management, LLC (“GPIM”).  GPIM’s proxy voting policies and procedures are included as an exhibit hereto.

Item 8.  Portfolio Managers of Closed-End Management Investment Companies.

(a)(1)  GPIM serves as sub-adviser for the registrant and is responsible for the day-to-day management of the registrant’s portfolio.  GPIM uses a team approach to manage client portfolios.  Day to day management of a client portfolio is conducted under the auspices of GPIM’s Portfolio Construction Group (“PCG”).  PCG’s members include the Chief Investment Officer (“CIO”) and other key investment personnel.  The PCG, in consultation with the CIO, provides direction for overall investment strategy.  The PCG performs several duties as it relates to client portfolios including: determining both tactical and strategic asset allocations; and monitoring portfolio adherence to asset allocation targets; providing sector specialists with direction for overall investment strategy, which may include portfolio design and the rebalancing of portfolios; performing risk management oversight; assisting sector managers and research staff in determining the relative valuation of market sectors; and providing a forum for the regular discussion of the economy and the financial markets to enhance the robustness of GPIM’s strategic and tactical policy directives.

The following individuals at GPIM share primary responsibility for the management of the registrant’s portfolio and is provided as of September 30, 2015:

Name	Since	Professional Experience During the Last Five Years
Thomas Hauser – Managing Director	2015	Guggenheim Partners Investment Management, LLC: Managing Director – 2012-Present. Guggenheim Investment Management, LLC: Portfolio Manager 2002-2012.
James W. Michal – Managing Director	2015	Guggenheim Partners Investment Management, LLC: Managing Director – 2008-Present.
Adam Bloch – Vice President	2015	Guggenheim Partners Investment Management, LLC: Vice President – 2014-Present; Senior Associate – 2013-2014; Associate – 2012-2013. Bank of America Merrill Lynch:

Name	Since	Professional Experience During the Last Five Years
		Associate – 2011-2012.
Richard de Wet – Vice President	2015	Guggenheim Partners Investment Management, LLC: Vice President – 2013-Present.
		PIMCO Portfolio Management: Associate – 2010-2013.
(a)(2)(i-iii) Other Accounts Managed by the Portfolio Managers

The following tables summarize information regarding each of the other accounts managed by the Guggenheim portfolio managers as of September 30, 2015:

Thomas Hauser:
Type of Account	Number of Accounts	Total Assets in the Accounts	Number of Accounts In Which the Advisory Fee is Based on Performance	Total Assets in the Accounts In Which the Advisory Fee is Based on Performance
Registered investments companies	7	$3,341,599,772	1	$76,078,412
Other pooled investment vehicles	40	$11,669,067,692	18	$5,809,131,769
Other accounts	50	$7,192,009,870	7	$770,412,206

James W. Michal:
Type of Account	Number of Accounts	Total Assets in the Accounts	Number of Accounts In Which the Advisory Fee is Based on Performance	Total Assets in the Accounts In Which the Advisory Fee is Based on Performance
Registered investments companies	20	$11,711,021,773	0	$0
Other pooled investment vehicles	4	$4,114,293,076	2	$3,717,223,720
Other accounts	13	$2,437,647,776	5	$992,127,385

Adam Bloch:
Type of Account	Number of Accounts	Total Assets in the Accounts	Number of Accounts In Which the Advisory Fee is Based on Performance	Total Assets in the Accounts In Which the Advisory Fee is Based on Performance
Registered investments companies	1	$76,563,793	0	$0
Other pooled investment vehicles	1	$40,672,646	0	$0
Other accounts	0	$0	0	$0

Richard de Wet:
Type of Account	Number of Accounts	Total Assets in the Accounts	Number of Accounts In Which the Advisory Fee is Based on Performance	Total Assets in the Accounts In Which the Advisory Fee is Based on Performance
Registered investments companies	2	$1,279,673,831	0	$0
Other pooled investment vehicles	6	$1,225,405,388	0	$0
Other accounts	18	$3,589,193,150	1	$265,438,486

(a)(2)(iv) Potential Conflicts of Interest

Actual or apparent conflicts of interest may arise when a portfolio manager has day-to-day management responsibilities with respect to more than one fund or other account. More specifically, portfolio managers who manage multiple funds and/or other accounts may be presented with one or more of the following potential conflicts.

The management of multiple funds and/or other accounts may result in a portfolio manager devoting unequal time and attention to the management of each fund and/or other account. GPIM seeks to manage such competing interests for the time and attention of a portfolio manager by having the portfolio manager focus on a particular investment discipline. Specifically, the ultimate decision maker for security selection for each client portfolio is the Sector Specialist Portfolio Manager.  They are responsible for analyzing and selecting specific securities that they believe best reflect the risk and return level as provided in each client’s investment guidelines.

GPIM may have clients with similar investment strategies.  As a result, if an investment opportunity would be appropriate for more than one client, GPIM may be required to choose among those clients in allocating such opportunity, or to allocate less of such opportunity to a client than it would ideally allocate if it did not have to allocate to multiple clients.  In addition, GPIM may determine that an investment opportunity is appropriate for a particular account, but not for another.

Allocation decisions are made in accordance with the investment objectives, guidelines, and restrictions governing the respective clients and in a manner that will not unfairly favor one client over another. GPIM’s allocation policy provides that investment decisions must never be based upon account performance or fee structure.  Accordingly, GPIM’s allocation procedures are designed to ensure that investment opportunities are allocated equitably among different client accounts over time.  The procedures also seek to ensure reasonable efficiency in client transactions and to provide portfolio managers with flexibility to use allocation methodologies appropriate to GPIM’s investment disciplines and the specific goals and objectives of each client account.

In order to minimize execution costs and obtain best execution for clients, trades in the same security transacted on behalf of more than one client may be aggregated.  In the event trades are aggregated, GPIM’s policy and procedures provide as follows: (i) treat all participating client accounts fairly; (ii) continue to seek best execution; (iii) ensure that clients who participate in an aggregated order will participate at the average share price with all transaction costs shared on a pro-rata basis based on each client’s participation in the transaction; (iv) disclose its aggregation policy to clients.

GPIM, as a fiduciary to its clients, considers numerous factors in arranging for the purchase and sale of clients’ portfolio securities in order to achieve best execution for its clients.  When selecting a broker, individuals making trades on behalf of GPIM clients consider the full range and quality of a broker’s services, including execution capability, commission rate, price, financial stability and reliability.  GPIM is not obliged to merely get the lowest price or commission but also must determine whether the transaction represents the best qualitative execution for the account.

In the event that multiple broker/dealers make a market in a particular security, GPIM’s Portfolio Managers are responsible for selecting the broker-dealer to use with respect to executing the transaction.  The broker-dealer will be selected on the basis of how the transaction can be executed to achieve the most favorable execution for the client under the circumstances.  In many instances, there may only be one counter-party active in a particular security at a given time.  In such situations the Employee executing the trade will use his/her best effort to obtain the best execution from the counter-party.

GPIM and the registrant have adopted certain compliance procedures which are designed to address these types of conflicts. However, there is no guarantee that such procedures will detect each and every situation in which a conflict arises.

(a)(3) Portfolio Manager Compensation

GPIM compensates Mr. Hauser, Mr. Michal, Mr. Bloch, and Mr. de Wet for their management of the registrant’s portfolio. Compensation is evaluated based on their contribution to investment performance relative to pertinent benchmarks and qualitatively based on factors such as teamwork and client service efforts.  GPIM’s staff incentives may include: a competitive base salary, bonus determined by individual and firm wide performance, equity participation, and participation opportunities in various GPIM investments.  All GPIM employees are also eligible to participate in a 401(k) plan to which GPIM may make a discretionary match after the completion of each plan year.

(a)(4) Portfolio Manager Securities Ownership

The following table discloses the dollar range of equity securities of the registrant beneficially owned by each Guggenheim portfolio manager as of September 30, 2015:

Name of Portfolio Manager	Dollar Amount of Equity Securities in Fund
Thomas Hauser	None
James W. Michal	None
Adam Bloch	None
Richard de Wet	None

Item 9.  Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

None.

Item 10.  Submission of Matters to a Vote of Security Holders.

The registrant has not made any material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board of Trustees.

Item 11.  Controls and Procedures.

(a)      The registrant's principal executive officer and principal financial officer have evaluated the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act) as of a date within 90 days of this filing and have concluded based on such evaluation, as required by Rule 30a-3(b) under the Investment Company Act, that the registrant's disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms.

(b)      There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act) that occurred during the registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.  Exhibits.

(a)(1)	Code of Ethics for Chief Executive and Senior Financial Officers.

(a)(2)	Certifications of principal executive officer and principal financial officer pursuant to Rule 30a-2(a) under the Investment Company Act.

(a)(3)	Not applicable.

(b)	Certifications of principal executive officer and principal financial officer pursuant to Rule 30a-2(b) under the Investment Company Act and Section 906 of the Sarbanes-Oxley Act of 2002.

(c)	Guggenheim Partners Investment Management, LLC Proxy Voting Policies and Procedures.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Guggenheim Energy & Income Fund

By:              /s/ Donald C. Cacciapaglia

Name:         Donald C. Cacciapaglia

Title:           Chief Executive Officer

Date:           December 8, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:              /s/ Donald C. Cacciapaglia

Name:         Donald C. Cacciapaglia

Title:           Chief Executive Officer

Date:           December 8, 2015

By:              /s/ John L. Sullivan

Name:         John L. Sullivan

Title:           Chief Financial Officer, Chief Accounting Officer and Treasurer

Date:           December 8, 2015